UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

(2)
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Form, Schedule or Registration Statement No.:

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Date Filed:

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
April 28, 2021
Dear Stockholder:
You are cordially invited to participate in the annual meeting of stockholders of Trinity Capital Inc. (the “Company”) to be held on June 17, 2021 at 9:00 a.m., Mountain Standard Time (the “Annual Meeting”). Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. The live webcast will be accessible at https://web.lumiagm.com/214074144. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)
to re-elect three members of the board of directors of the Company (the “Board”), two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

(ii)
to approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share;

(iii)
to approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the Proxy Statement;

(iv)
to approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

(v)
to approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan; and

(vi)
to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about May 3, 2021, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,
Steven L. Brown
Chairman and Chief Executive Officer

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 17, 2021
To the Stockholders of Trinity Capital Inc.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of stockholders of Trinity Capital Inc., a Maryland corporation (the “Company”), will be held on June 17, 2021 at 9:00 a.m., Mountain Standard Time (the “Annual Meeting”). Due to public health concerns related to the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. The live webcast will be accessible at https://web.lumiagm.com/214074144. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The Annual Meeting will be held for the following purposes:
1.
To re-elect three members of the board of directors of the Company (the “Board”), two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

2.
To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share;

3.
To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the Company’s proxy statement;

4.
To approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

5.
To approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan; and

6.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board has fixed the close of business on April 27, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on June 3, 2021.
If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Important notice regarding the availability of proxy materials for the Annual Meeting.   The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), are available online at www.astproxyportal.com/ast/23279.
The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:
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The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;

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A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and

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Any control/identification numbers that you need to access your proxy card.

By Order of the Board of Directors,
Steven L. Brown Chairman and Chief Executive Officer
Chandler, Arizona
April 28, 2021
Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

TRINITY CAPITAL INC.
3075 West Ray Road, Suite 525
Chandler, Arizona 85226
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 17, 2021
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?
The annual meeting (the “Annual Meeting”) of stockholders of Trinity Capital Inc. (“we”, “us”, “our”, or the “Company”) will be held on June 17, 2021 at 9:00 a.m. Mountain Standard Time. Due to public health concerns related to the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at https://web.lumiagm.com/214074144. Click on “I have a login,” enter the 11-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card you previously received, and enter the password “TCI2021” (the password is case sensitive). If you encounter any difficulties accessing the live webcast or otherwise during check-in or during the Annual Meeting, please call the technical support number that will be posted on the live webcast login page set forth above.
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date (as defined herein), your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on June 3, 2021.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, stockholders will be asked to:
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re-elect three members of the Company’s Board of Directors (the “Board”), including Kyle Brown and Richard R. Ward for a three-year term expiring at the 2024 annual meeting of stockholders and Michael E. Zacharia for a two-year term expiring at the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified;

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approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value (“NAV”) per share;

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approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in this Proxy Statement (as defined herein);

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approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan; and

•
approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.

Our ability to hold a vote on the proposals regarding the 2019 Trinity Capital Inc. Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan is contingent upon receiving an exemptive order from the Securities and Exchange Commission (the “SEC Order”) with respect to such compensation plans. As of the date of this Proxy Statement, the Company has not yet received the necessary SEC Order to hold a vote on the 2019 Trinity Capital Inc. Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan at the Annual Meeting. Although there can be no assurances, our expectation is that we will receive the SEC Order before the Annual Meeting. If, however, we do not receive the SEC Order before the Annual Meeting, we will not hold a vote on the proposals to approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan. We will keep stockholders updated with developments related to obtaining the SEC Order and our ability to hold a vote on the 2019 Trinity Capital Inc. Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record as of the close of business on April 27, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.
How may I vote?
Virtually at the Annual Meeting.   You may vote virtually during the live webcast of the Annual Meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call).
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC, as described above, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company, LLC. Please refer to “What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?” above.
By Proxy by Telephone.    You may authorize a proxy by telephone by following the telephone voting instructions included in your proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 8:59 p.m., Mountain Standard Time (11:59 p.m., Eastern Standard Time) on June 16, 2021, the day before the Annual Meeting date.
By Proxy through the Internet.   You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 8:59 p.m., Mountain Standard Time (11:59 p.m., Eastern Standard Time) on June 16, 2021, the day before the Annual Meeting date.
Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
By Proxy through the Mail.   When voting by proxy and mailing your proxy card, you are required to:
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indicate your instructions on the proxy card;

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date and sign the proxy card;

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mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

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allow sufficient time for the proxy card to be received on or before 9:00 a.m., Mountain Standard Time, on June 17, 2021.

Does the Board recommend voting for each of the Proposals?
Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 17, 2021 at 9:00 a.m., Mountain Standard Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at https://web.lumiagm.com/214074144. Click on “I have a login,” enter the 11-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card you previously received, and enter the password “TCI2021” (the password is case sensitive). If you encounter any difficulties accessing the live webcast or otherwise during check-in or during the Annual Meeting, please call the technical support number that will be posted on the live webcast login page set forth above.
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, in order to participate in the live webcast of the Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares you held as of the Record Date (as defined herein), your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC by no later than 2:00 p.m., Mountain Standard Time (5:00 p.m. Eastern Standard Time) on June 3, 2021.
Only holders of record of our common stock at the close of business on April 27, 2021, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 26,491,274 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about May 3, 2021. This Proxy Statement and the Annual Report can each be accessed online at www.astproxyportal.com/ast/23279.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the re-election of three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified; (2) FOR the proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share; (3) FOR the proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in this proxy statement; (4) FOR the approval of the 2019 Trinity Capital Inc. Long-Term Incentive Plan; and (5) FOR the approval of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.
To re-elect three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified;

2.
To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share;

3.
To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in this proxy statement;

4.
To approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

5.
To approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan; and

6.
To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required
The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time shares of our common stock are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum if there are “routine” proposals to be voted on. However, because there are no “routine” proposals to be voted on by stockholders at the Annual Meeting, we do not expect to receive any broker non-votes. Accordingly, we do not expect there to be any broker non-votes for purposes of establishing a quorum at the Annual Meeting. A broker non-vote occurs when a broker holding shares of our common stock for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.
Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To re-elect three members of the Board, two of which will serve for a term of three years and one of which will serve for a term of two years, and until their respective successors are duly elected and qualified.
	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 2 — To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current NAV per share.
	Pursuant to Investment Company Act of 1940, as amended (the “1940 Act”), approval of this proposal requires the affirmative vote of: (i) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding shares of	No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less.
Proposal 3 — To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in this proxy statement.
	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 4 — To approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 5 — To approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 6 — To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. The adoption of each of Proposal 1, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The adoption of Proposal 2 requires the affirmative vote of stockholders (excluding directors, officers and affiliates of the Company) beneficially owning a majority of the shares of the Company’s common stock, meaning such stockholders beneficially owning not less than a majority of such shares must vote “for” this proposal for it to be approved. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.
Voting
You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I vote?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
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indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 9:00 a.m., Mountain Standard Time, on June 17, 2021.

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC, as described above, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company, LLC. Please refer to “What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?” above.
Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described herein, but it will help to secure a quorum and avoid added solicitation costs.
Important notice regarding the availability of proxy materials for the Annual Meeting.   This Proxy Statement and the Annual Report are available online at www.astproxyportal.com/ast/23279. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present. If there are not enough shares of common stock represented at the Annual Meeting for votes to approve any of the proposals at the Annual Meeting, the Chairman may adjourn the Annual Meeting to permit the further solicitation of proxies.

Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Steven L. Brown and Kyle Brown (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged American Stock Transfer & Trust Company, LLC and D.F. King & Co., Inc., independent proxy solicitation firms, to assist in the solicitation of proxies, the distribution of the proxy materials and the tabulation of proxies. The cost of the services of these firms is estimated to be approximately $35,000 plus reasonable out-of-pocket expenses.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Annual Meeting to the Corporate Secretary of the Company; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually during the Annual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Virtually attending the Annual Meeting does not revoke a proxy unless the stockholder also votes virtually at the Annual Meeting. Other than by these means, a proxy cannot be revoked.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Sarah Stanton, at our principal executive offices located at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226. You can call us by dialing (480) 374-5350. You can access our proxy materials online at www.astproxyportal.com/ast/23279.
Record Date
The Board has fixed the close of business on April 27, 2021 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 26,491,274 Shares outstanding.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.astproxyportal.com/ast/23279.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of April 27, 2021, information with respect to the beneficial ownership of shares of our common stock by:
•
each of our directors and executive officers;

•
all of our directors and executive officers as a group; and

•
each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on 26,491,274 shares of our common stock outstanding as of April 27, 2021.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.
Our directors are divided into two groups — interest directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.
Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Steven L. Brown(2)	Direct and Indirect	528,323	2.0%
Kyle Brown(3)	Direct and Indirect	259,926	1.0%
Independent Directors
Edmund G. Zito(4)	Direct and Indirect	50,167	*
Richard Ward(5)	Direct and Indirect	42,843	*
Ronald E. Estes	Direct	8,500	*
Michael E. Zacharia(6)	Indirect	13,500	*
Executive Officers
Gerald Harder	Direct	52,335	*
Ron Kundich	Direct	42,093	*
David Lund	Direct	7,250	*
Scott Harvey	—	—	—
Sarah Stanton	—	—	—
Executive officers and directors as a group (11 persons)(7)		1,004,937	3.8%
5.0% Owners	Direct and Indirect
Eagle Point Credit Management LLC(8)	Direct and Indirect	3,693,810(9)	13.9%(9)

* Less than 1%
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Includes 512,350 shares held directly by Mr. S. Brown and 15,973 shares held indirectly through the Steven and Patricia Brown Family Trust, dated March 19, 1998.

(3)
Includes 242,098 shares held directly by Mr. K. Brown, 11,028 shares held through KBIZ Corp., which he solely owns and controls, and 6,800 held indirectly through the Kyle and Amy Brown Family Trust, dated February 4, 2019.

(4)
Includes 30,515 shares held directly by Mr. Zito and 19,652 shares held by Mr. Zito through Vantage FBO Edmund G. Zito IRA.

(5)
Includes 22,500 shares held directly by Mr. Ward and 20,343 shares held indirectly through the Richard R. and Lynda J. Ward Family Trust.

(6)
Shares are held indirectly through the 2001 Michael E and Debra L Zacharia Trust, dated June 15, 2001.

(7)
The address for each of the directors and officers is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(8)
Based on information obtained from a Form 4 filed jointly by Eagle Point Credit Management LLC (“Eagle Point’’) and Thomas P. Majewski on February 1, 2021. Reflects 3,333,335 shares issuable upon conversion, at the election of the holder, of the Company’s 6.00% Convertible Notes due 2025 (the “Convertible Notes”) at the initial conversion rate of 66.6667 shares per $1,000 principal amount of the Convertible Notes, 357,142 shares indirectly owned by Eagle Point and Mr. Majewski, and 3,333 shares directly owned by Mr. Majewski. The conversion rate for the Convertible Notes is subject to certain customary formulaic adjustments pursuant to the terms of the Convertible Notes. Such shares issuable upon conversion of the Convertible Notes are not deemed outstanding. The Convertible Notes and such 357,142 shares are directly owned by certain investment vehicles and accounts (collectively, the “Accounts”) managed by Eagle Point. Accordingly, Eagle Point could be deemed to have a pecuniary interest in the Convertible Notes and such shares held by the Accounts. Eagle Point has no pecuniary interest in the 3,333 shares directly owned by Mr. Majewski. Mr. Majewski is the managing partner and a member of the portfolio management team of Eagle Point, and has certain economic rights with respect to Eagle Point that could be deemed to constitute a pecuniary interest in the Convertible Notes and such shares held by the Accounts. Eagle Point and Mr. Majewski disclaim beneficial ownership of the Convertible Notes and such shares held by the Accounts. The address for Eagle Point and Mr. Majewski is 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(9)
The 3,333,335 shares issuable upon conversion of the Convertible Notes at the election of the holders thereof are not deemed outstanding, including for the purposes of computing the percentage ownership of any other person.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, except for one Form 4, relating to two transactions, filed late by Steven L. Brown, due to an inadvertent administrative oversight, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2020.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of three directors of the Company, as described below. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than eleven. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term and until such director’s successor is duly elected and qualified. However, the initial term of the directors in the three classes is one, two, or three years, as applicable.
The Board currently consists of six directors who serve in the following classes:
•
Class 1  — Ronald E. Estes (term ends at the 2023 annual meeting of stockholders) and Michael E. Zacharia (current term ends at the Annual Meeting and, if re-elected at the Annual Meeting, subsequent term will end at the 2023 annual meeting of stockholders);

•
Class 2 — Kyle Brown and Richard R. Ward (terms end at the Annual Meeting, and, if re-elected at the Annual Meeting, subsequent terms will end at the 2024 annual meeting of stockholders); and

•
Class 3 — Steven L. Brown and Edmund G. Zito (terms end at the 2022 annual meeting of stockholders).

Michael E. Zacharia has been nominated for re-election to the Board as a Class 1 director to serve a two-year term until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified. Kyle Brown and Richard R. Ward have each been nominated for re-election to the Board as Class 2 directors to serve a three-year term until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. If any of Messrs. Zacharia, K. Brown and Ward are not re-elected by stockholders at the Annual Meeting, they will each remain a director until their respective successors are duly elected and qualified. Messrs. Zacharia, K. Brown and Ward each have agreed to serve as a director if re-elected and consented to being named as a nominee in this Proxy Statement.
A stockholder can vote for, against or abstain from voting for any of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of each director nominee named in this Proxy Statement. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any person named as director nominee will be unable or unwilling to serve.
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect each director nominee to the Board. For this proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF EACH DIRECTOR NOMINEE.

Information about the Director Nominees and Other Directors
Set forth below is information, as of April 27, 2021, regarding Messrs. Zacharia, K. Brown and Ward, who have been nominated by the Board for re-election as directors of the Company by stockholders at the Annual Meeting, as well as information about the Company’s other current incumbent directors whose terms of office will continue after the Annual Meeting. None of Messrs. Zacharia, K. Brown and Ward is being proposed for re-election pursuant to any agreement or understanding between any of Messrs. Zacharia, K. Brown and Ward, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individuals are qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.
Nominee for Class 1 Director — Term Expiring 2023:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Michael E. Zacharia, 69	Director	Executive Coach and Consultant; Adjunct Professor of Law, Pepperdine University School of Law; Advisory Board Member, Center for Advanced Coaching	Class 1 Director since 2020; Term expires in 2021	—

(1)
The address for the director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

Michael E. Zacharia has served as a member of the Board since December 2020. Mr. Zacharia has been an executive coach and consultant to Fortune 150 companies, privately held companies, non-profit organizations, and higher education institutions since 2008 and has served on the advisory board for the Center for Advanced Coaching since 2009. In addition, he has taught Cross-Cultural Negotiations and Dispute Resolution as an Adjunct Professor of Law at the Straus Institute for Dispute Resolution at the Pepperdine University School of Law since 2009 and was the Co-Director of the Pacis Project on Faith Based Diplomacy, a joint venture between Pepperdine University and the International Center for Religion and Diplomacy in Washington D.C., from 2008 to 2012. Previously, Mr. Zacharia served on the board of directors of Martha Stewart Living Omnimedia, Inc., a diversified media and merchandising company, during 2013 and served as the Executive Vice President for Business Development, the General Counsel and the Secretary of DFS Group Limited, a travel retail company, from 1996 to 2007. Prior to joining DFS Group Limited, Mr. Zacharia was a partner at the law firm of Wiley Rein LLP from 1989 to 1995. He also previously served as the Assistant Secretary of Commerce for Export Administration, the Deputy Assistant Secretary of State for International Trade Controls, and Special Counsel to the Undersecretary for International Trade in the Commerce Department. In addition, Mr. Zacharia was previously selected as a White House Fellow and served as Special Assistant in the office of the U.S. Secretary of State.
The Company believes Mr. Zacharia’s extensive management, leadership and executive coaching and consulting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Nominees for Class 2 Directors — Terms Expiring 2024
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Richard R. Ward, 81	Director	Owner/Operator, Renaissance Farms Oregon	Class 2 Director since 2019; Term expires in 2021	—
Interested Director Nominee(3)
Kyle Brown, 37	Director, President and Chief Investment Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 2 Director since 2019; Term expires in 2021	—

(1)
The address for each director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. K. Brown is an “interested person” because of his affiliation with the Company.

Richard R. Ward has served as a member of the Board since September 2019. Previously, Mr. Ward was Senior Vice President of Avnet Inc. — President of Avnet Computer Products (“Avnet”), a Fortune 200 company and distributor of electronic components, from 1992 until his retirement in 2000. After his retirement, Mr. Ward returned to Avnet for two years at the request of the chairman to mentor and create leadership development programs for Avnet’s top and most promising executives. Mr. Ward’s prior responsibilities, spread over 20 years with Avnet, include Director of North American Field Operations, area and regional sales, marketing and operational duties. Mr. Ward has served as an advisor to several privately held commercial enterprises in various industries. In addition, he has been the owner and operator of Renaissance Farms Oregon since 2012.
The Company believes that Mr. Ward’s extensive experience in building and developing large businesses, both domestic and international, as well as his broad experience in developing senior executives bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Kyle Brown has served as the Company’s President and Chief Investment Officer since August 2019 and as a member of the Board since September 2019. Mr. K. Brown is also a member of the Company’s Investment Committee (the “Investment Committee”). Prior to joining the Company, Mr. K. Brown was a Managing Partner at Trinity Capital Investments (“Trinity”), a leading provider of venture loans and equipment financing to growth stage companies, and a member of its investment committees since 2015. In such capacity, Mr. K. Brown was responsible for managing the investment activities at Trinity in order to achieve the firm’s deployment goals and managed relationships with potential customers as well as with strategic partners, including venture capital firms and technology bank lenders. Prior to joining Trinity, Mr. K. Brown was the Founder and Chief Executive Officer of Brown Equity, LLC, a real estate financial investment firm, from 2006 to 2015. He also co-founded and managed Sharp Equity Homes, LLC, a full-service, web-based multiple listing service for trustee sale auctions in Arizona and California, from 2007 to 2012. Prior to that, Mr. K. Brown founded or co-founded three additional startups over the course of his career.
Mr. K. Brown is the son of Steven L. Brown. The Company believes that Mr. K. Brown’s extensive investing, leadership, entrepreneurial experience and investment management process experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Incumbent Class 1 Director — Term Expiring 2023:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Ronald E. Estes, 64	Director	President, CEO and CFO, LifeStream Complete Senior Living, Inc.	Class 1 Director since 2019; Term expires in 2023	—

(1)
The address for the director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

Ronald E. Estes has served as a member of the Board since September 2019. Mr. Estes has served as the Chief Financial Officer of LifeStream Complete Senior Living, Inc., a nonprofit provider of senior living communities, since January 2013 and as its President and Chief Executive Officer since 2016. In such capacities, Mr. Estes is responsible for all matters related to the mission, organization and financial oversight of LifeStream Complete Senior Living, Inc. Prior to that, Mr. Estes served as a tax director at McGladrey LLP (now RSM US LLP), an audit, tax and consulting services firm, from 2011 to 2012. Mr. Estes also previously served as the Chief Financial Officer of The Ryerson Company, a developer and operator of senior living communities, from 2003 to 2010. Mr. Estes is a certified public accountant with 15 years of public accounting experience.
The Company believes Mr. Estes’ extensive management, leadership and accounting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Incumbent Class 3 Directors — Terms Expiring 2022:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Edmund G. Zito, 72	Director	President, Alliance Bank of Arizona (a division of Western Alliance Bank); Board of Advisors, Adopt Technologies; Board of Advisors, Redirect Health; Arizona Chamber of Commerce; Board Developer	Class 3 Director since 2019; Term expires in 2022	—
Interested Director(3)
Steven L. Brown, 59	Chairman and Chief Executive Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 3 Director since 2019; Term expires in 2022	—

(1)
The address for each director is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. S. Brown is an “interested person” because of his affiliation with the Company.

Edmund G. Zito has served as a member of the Board since September 2019. Prior to joining the Board, Mr. Zito served as the President of Alliance Bank of Arizona (a division of Western Alliance Bank) from 2014 to 2018 and was a member of its Asset and Liability Management and Investment Committee, as well as its Risk Management Committee. Mr. Zito has over 30 years of commercial and investment banking and public finance experience. He served as Regional President and as a member of the board of directors for Imperial Bank Arizona from 1997 to 2000. Prior to that, Mr. Zito served in senior executive positions with First Interstate Bank, including President of First Interstate Equity Corporation (an SBIC), from 1993 to 1996. Mr. Zito has served on the board of advisors to Adopt Technologies, a cloud computing and information technology service provider, since 2016, and Redirect Health, a healthcare company, since 2018. He has served on the board of directors of Board Developer, a strategic management consulting firm, since 2018 and became chairman of its board of directors in 2019.
Mr. Zito has worked extensively on economic development and capital formation in Arizona, having chaired the Economic Development Committee of the Arizona Chamber of Commerce (the “ACC”) from 2016 to 2018. Mr. Zito also has served on the board of directors of the ACC since 2013 and has served on the executive committee of the ACC from 2016 to 2018. In addition, Mr. Zito served as initial Vice Chairman of the Arizona Economic Resource Organization, a Governor-mandated, public-private partnership formed to lead Arizona’s economic development initiatives, from 2008 to 2010.
From 2013 to 2018, Mr. Zito served on the board of directors of Downtown Phoenix Inc. and was a member of its executive committee and served as its treasurer from 2014 to 2018. He served on the Flinn Foundation Bioscience Steering Committee from 2005 to 2018 and as a member of the Canada Arizona Business Council from 2012 to 2018.
The Company believes that Mr. Zito’s extensive management, leadership and commercial and investment banking experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Steven L. Brown, the Company’s founder, has served as Chairman of the Board and as the Company’s Chief Executive Officer since August 2019. Mr. S. Brown is also a member of the Investment Committee. Prior to founding the Company, Mr. S. Brown founded Trinity in January 2008 and was a Managing Partner at Trinity, a leading provider of venture loans and equipment financing to growth stage companies, since January 2008.
Mr. S. Brown has 25 years of experience in venture equity and venture debt and working with growth stage companies. Prior to founding Trinity, Mr. S. Brown served as general partner at Point Financial Capital Partners, a venture leasing fund, from 2003 to 2008 and was the President and Chief Financial Officer of InvestLinc Financial Services, an early-stage private equity fund and consulting firm, from 1998 to 2002. He was also part of the founding group of Cornerstone Equity Partners, a private equity fund, and served as a partner from 1996 to 1998.
Mr. S. Brown is a member of the Small Business Investment Alliance. The Company believes that Mr. S. Brown’s history with the Legacy Funds (as such term is defined below), familiarity with the Company’s investment platform and extensive venture capital lending, equipment financing and management experience bring important and valuable skills to the Board and qualify him to serve as Chairman of the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Trinity Capital Inc.(1)(2)
Interested Directors
Steven L. Brown	over $100,000
Kyle Brown	over $100,000
Independent Directors
Edmund G. Zito	over $100,000
Richard Ward	over $100,000
Ronald E. Estes	over $100,000
Michael E. Zacharia	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the Company’s common stock of $14.46 on the Record Date on the Nasdaq Global Select Market (“Nasdaq”), times the number of shares beneficially owned.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.
Name	Age	Position	Officer Since
Gerald Harder	59	Senior Vice President – Chief Credit Officer	2019
Ron Kundich	50	Senior Vice President – Loan Originations	2019
David Lund	67	Chief Financial Officer, Executive Vice President – Finance and Strategic Planning, and Treasurer	2019
Scott Harvey	66	Chief Legal Officer and Chief Compliance Officer	2019
Sarah Stanton	36	General Counsel and Secretary	2020
The address for each of the Company’s executive officers is c/o Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.
Gerald Harder has served as the Company’s Senior Vice President — Chief Credit Officer since August 2019 and is a member of the Investment Committee. Prior to joining the Company, Mr. Harder served as an Operating Partner at Trinity since 2018 and previously served as a Managing Director at Trinity from 2016 to 2018. As an Operating Partner at Trinity, Mr. Harder was responsible for analyzing investment opportunities and collaborating on the firm’s investment strategy, objectives, asset allocation and balancing risk against performance. Prior to joining Trinity, he served as an executive vice president of engineering and operations at Sand 9 Inc., a fabless Micro-electromechanical system company, from 2012 to 2015. In such capacity, Mr. Harder worked to design, develop and produce groundbreaking piezoelectric microelectromechanical systems based timing devices for mobile, internet of things, and communications infrastructure markets. Mr. Harder has also served in many technology leadership roles, including director of operations for Cirrus Logic from 2011 to 2012, vice president of engineering for White Electronic Designs from 2008 to 2010, and technical leadership roles with ON Semiconductor from 2004 to 2008.
Ron Kundich has served as the Company’s Senior Vice President — Loan Originations since August 2019 and is a member of the Investment Committee. Prior to joining the Company, Mr. Kundich served as a Partner at Trinity since 2018 and previously served as a Managing Director at Trinity from 2017 to 2018. At Trinity, Mr. Kundich was responsible for developing relationships with the firm’s referral partners, sourcing potential investments and evaluating investment opportunities, including working closely with venture capitalists, commercial technology bankers, attorneys and financial professionals in Silicon Valley and abroad. Prior to joining Trinity, Mr. Kundich served as a Managing Director and Regional Manager at Square 1 Bank from 2013 to 2017, where he was responsible for sourcing, underwriting and managing a portfolio of venture-backed companies and a team of venture bankers. Mr. Kundich has been supporting venture-backed companies for over 25 years and his career path has included increasing levels of responsibility with leading technology banks including Silicon Valley Bank, Imperial Bank (which was acquired by Comerica Bank) and Square 1 Bank (where he was a Co-Founder).
David Lund has served as the Company’s Chief Financial Officer and Treasurer since November 2020 and as the Company’s Executive Vice President — Finance and Strategic Planning since September 2019. Mr. Lund has been a partner at Ravix Group Inc., a provider of outsourced accounting, financial consulting, and financial management services, since 2016. Prior to that, Mr. Lund was the Chief Financial Officer at Hercules Capital, Inc., a business development company that is traded on the New York Stock Exchange (“Hercules”), from 2005 to 2011, and acted in an interim capacity in that role from 2017 to 2019. Mr. Lund has over 35 years of financial consulting and executive leadership experience working with both private and publicly traded companies. From 2011 to 2016, Mr. Lund served as Chief Financial Officer and Consultant of White Oak Global Advisors LLC where he was Chairman of the Valuation Committee was responsible for financial and tax reporting for various partnerships, managed the audit process for multiple investment vehicles, and was involved in fund structuring and operational initiatives.
Scott Harvey has served as the Company’s Chief Legal Officer since July 2020 and as the Company’s Chief Compliance Officer since September 2019. Mr. Harvey served as the Company’s General Counsel from September 2019 to July 2020. Prior to joining the Company, he served as the Chief Legal Officer at Oportun, a financial services firm, from 2012 to 2018. Prior to that, from 2003 to 2012, Mr. Harvey served as the Chief Legal Officer, Chief Compliance Officer and Secretary at Hercules, which he co-founded. Mr. Harvey has over 30 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Prior to co-founding Hercules, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from 1997 to 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel there from 1983 to 1991.
Sarah Stanton has served as the Company’s General Counsel and Secretary since July 2020. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, SEC and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class 1 directors will expire at the 2023 annual meeting of stockholders and, in the case of Mr. Zacharia, an initial term expiring at the Annual Meeting; the terms of the Company’s Class 2 directors will expire at the Annual Meeting; and the terms of the Company’s Class 3 directors will expire at the 2022 annual meeting of stockholders.
Messrs. Estes and Zacharia serve as Class 1 directors. Messrs. Ward and K. Brown serve as Class 2 directors. Messrs. Zito and S. Brown serve as Class 3 directors.
Independent Directors
Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company or of any of its respective affiliates, the Board determined that Messrs. Zito, Ward, Estes and Zacharia qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Messrs. S. Brown and K. Brown are considered “interested persons” (as defined in the 1940 Act) of the Company because they are executive officers of the Company.
Meetings and Attendance
The Board met twenty times during 2020 and acted on various occasions by unanimous written consent. Each director (during the period for which he has been a director) attended all meetings of the Board and the committees thereof on which he served during 2020, except that one director did not attend one Audit Committee meeting, as discussed below.
Board Attendance at Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. All of our then-current directors attended the 2020 annual meeting of stockholders.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs. Among other things, the Board approves the appointment of our officers, reviews and monitors the services and activities performed by our officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board.

We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that our flexibility to select our chairman and reorganize our leadership structure from time to time is in our and our stockholders’ best interests.
Presently, Steven L. Brown serves as the chairman of the Board. Mr. S. Brown is an interested director because he is the Chief Executive Officer of the Company and serves on the Investment Committee. We believe that Mr. S. Brown’s history with Trinity, familiarity with our investment platform and extensive venture capital lending, equipment financing and management experience qualifies him to serve as chairman of the Board. Moreover, the Board believes that it is in the best interests of our stockholders for Mr. S. Brown to lead the Board because of his broad experience with our platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
The Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management and otherwise assist a board of directors in the exercise of its oversight duties, the Independent Directors believe that, because of the size of the Board, the ratio of Independent Directors to interested directors, and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Director. Further, the Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.
Board Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating Committee,” the Audit Committee and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. Both the Audit Committee and the Nominating Committee consist solely of Independent Directors.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer will prepare a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which will be reviewed by the Board, will address at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for our fiscal year ending December 31, 2020. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.
We believe that the role of the Board in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.
Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at www.trincapinvestment.com.
As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):
Audit Committee	Nominating Committee	Compensation Committee
Ronald E. Estes (Chair)	Edmund G. Zito (Chair)	Richard Ward (Chair)
Edmund G. Zito	Michael E. Zacharia	Michael E. Zacharia
Richard Ward	Richard Ward	Ronald E. Estes
Audit Committee
The Audit Committee is composed of Ronald E. Estes (chair), Edmund G. Zito and Richard Ward, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. The Board has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, our Audit Committee members meet the independence and experience requirements of Rule 10A-3 under the Exchange Act.
In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, and approves the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.
The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities, that, while listed on a private securities exchange, have not actively traded.
The Audit Committee held six formal meetings in 2020. Each member of the Audit Committee attended all of the meetings held during 2020, except for Mr. Zito, who did not attend one meeting of the Audit Committee.
Nominating Committee
General
The Nominating Committee is composed of Edmund G. Zito (chair), Richard R. Ward and Michael E. Zacharia, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.
The Nominating Committee held two formal meetings in 2020. Each member of the Nominating Committee (during the period for which he has been a member of the committee) attended all of the meetings held during 2020.
Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws.
Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.
The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In evaluating director nominees, the Nominating Committee considers, among others, the following factors:
•
whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•
whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•
whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board will be polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.
Compensation Committee
The Compensation Committee is composed of Richard R. Ward (chair), Michael E. Zacharia and Ronald E. Estes, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board, the Compensation Committee oversees our overall compensation strategies, plans, policies and programs, including determining the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The Compensation Committee also assesses our compensation-related risks. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities.
The Compensation Committee did not hold any formal meetings in 2020, as the Company commenced operations in January 2020 and the Compensation Committee reviewed and approved all necessary matters with respect thereto in 2019.

Compensation Committee Interlocks and Insider Participation
During 2020, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent and not an “interested person” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during 2020 between any member of the Board, the Compensation Committee or our executive officers.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.trincapinvestment.com.
There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.trincapinvestment.com and will file a Current Report on Form 8-K with the SEC.
Hedging, Speculative Trading and Pledging of Securities
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

DIRECTOR COMPENSATION
Independent Director Fees
We pay each Independent Director an annual fee of  $100,000 per year for serving as a director. These directors are Messrs. Zito, Ward, Estes and Zacharia. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his duties as a director. The Compensation Committee periodically reviews the compensation of our Independent Directors and recommends any changes to the Board for approval.
Directors who are also employees of the Company and therefore “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors. For a discussion of the compensation of our interested directors and executive officers, see “Executive Compensation” below.
Director Summary Compensation Table
The following table sets forth the compensation that we paid to each Independent Director for his services as a director during the fiscal year ended December 31, 2020. We did not issue any equity based compensation, including stock options or restricted stock, to our Independent Directors during the fiscal year ended December 31, 2020 and none are outstanding.
Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	All Other Compensation	Total
Edmund G. Zito	$95,833	—	—	—	$95,833
Richard Ward	$95,833	—	—	—	$95,833
Ronald E. Estes	$95,833	—	—	—	$95,833
Michael E. Zacharia(2)	$2,717	—	—	—	$2,717

(1)
Reflects prorated amounts for the fiscal year ended December 31, 2020, as the Company commenced operations on January 16, 2020.

(2)
Mr. Zacharia became a member of the Board on December 22, 2020. Amount reflects prorated amount for service on the Board during the fiscal year ended December 31, 2020.

Non-Employee Director Plan
The Board has approved the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan”) to be effective upon receipt of exemptive relief from the SEC as discussed below and stockholder approval. The 2019 Restricted Stock Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on the Board. Under the 2019 Restricted Stock Plan, at the beginning of each one-year term of service on the Board, each independent director may, at the discretion of the Compensation Committee, receive a grant of shares of restricted stock in an amount determined by the Compensation Committee. These restricted shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.
We have applied for an exemptive order from the SEC to permit us to issue shares of restricted stock under the 2019 Restricted Stock Plan to our independent directors. If exemptive relief is obtained and such plan is approved by our stockholders, the Compensation Committee may award shares of restricted stock under the 2019 Restricted Stock Plan in such amounts and on such terms as the Compensation Committee determines and consistent with any exemptive order the SEC may issue and the terms of the 2019 Restricted Stock Plan. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by management or the Board. We cannot provide any assurance that we will receive such exemptive relief from the SEC. See “Proposal 5: Approval of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.”

EXECUTIVE COMPENSATION
Overview
Our senior management team consists of Messrs. S. Brown, K. Brown, Harder, Kundich, Lund and Harvey, and Ms. Stanton. We refer to Messrs. S. Brown, K. Brown, and Harder as the named executive officers, or NEOs. We have entered into certain employment offer letters with each of the NEOs (the “NEO Agreements”), as well as certain of our other senior management team members referenced above, regarding their compensation packages. Please also see “Certain Relationships and Related-Party Transactions” for a discussion of certain shares of common stock received by certain of our senior management team members in connection with the Formation Transactions.
Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. The structure of our NEOs’ compensation arrangements and incentive compensation programs are designed to encourage and reward the following:
•
sourcing and pursuing attractively priced investment opportunities in all types of securities within our investment strategy and objective;

•
accomplishing our investment objective;

•
ensuring we allocate capital in the most effective manner possible; and

•
creating and growing stockholder value.

Our Compensation Committee adopts, reviews and approves all of our compensation arrangements and policies.
Executive Compensation Policy
Overview.   Our performance-driven compensation policy consists of the following three components:
•
Base salary;

•
Annual cash bonuses; and

•
Equity and equity-based compensation pursuant to the 2019 Trinity Capital Inc. Long-Term Incentive Plan (“2019 Long-Term Incentive Plan”).

We carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company and align with the interests of our stockholders. This is not a mechanical process, and our Compensation Committee uses its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each NEO. Cash compensation consisting of base salary and discretionary annual cash bonuses tied to company performance, the achievement of individual performance goals and other metrics set by the Compensation Committee are intended to incentivize NEOs to remain employed with us and incentivize them to work towards achieving our goals. Equity and equity-based compensation may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his or her performance against those expectations. We continually assess our mix of short-term cash compensation and longer term equity-based compensation to encourage retention of key employees and align their interests with our stockholders.
Base salary.   Base salary is set at a level so as to recognize the particular experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with determining the 2020 annual base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to our formation, and the number of well-qualified candidates available in our area. In addition, we considered the annual base salaries paid to comparably situated executive officers of similar entities and other competitive market practices. We have not used third-party compensation consultants in connection with determining annual base salaries or for any other purpose, but expect to do so going forward.

The annual base salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in annual base salary level are relative performance, relative cost of living and competitive pressures. As more fully described below, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide that Messrs. S. Brown and K. Brown’s annual base salaries may not be decreased. Further, if the Compensation Committee lowers either of Messrs. S. Brown or K. Brown’s annual base salaries, such an action would constitute a Good Reason (as defined in the NEO Agreements) entitling each such individual to resign and collect their respective severance payments pursuant to the NEO Agreements. See the section below entitled “Severance” for more information regarding resignations constituting terminations entitling parties to severance payments.
Annual cash bonuses.   Annual cash bonuses are intended to reward individual performance during the calendar year and can therefore be highly variable from year to year. Currently, these bonuses are determined on a discretionary basis by the Compensation Committee and will be determined for each NEO based upon company performance, individual performance and other metrics set by the Compensation Committee, with our management’s input.
Long-Term Incentive Awards
Generally.   We have adopted the 2019 Long-Term Incentive Plan to provide equity and equity-based awards as long-term incentive compensation to our executive officers and key employees.
We expect to use equity and equity-based awards to:
•
attract and retain key officers and employees;

•
motivate our officers and employees by means of performance-related incentives to achieve long-range

•
performance goals;

•
enable our officers and employees to participate in our long-term growth; and

•
link our officers’ and employees’ compensation to the long-term interests of our stockholders.

Subject to the terms of the 2019 Long-Term Incentive Plan, the Compensation Committee will determine the persons to receive equity and equity-based awards. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to the award, subject to the terms and conditions set forth in the 2019 Long-Term Incentive Plan.
Restricted Stock and Restricted Stock Units.   Generally, BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. Our 2019 Long-Term Incentive Plan allows the Compensation Committee to grant restricted stock and restricted stock units, but the Compensation Committee will not grant such awards unless and until we obtain from the SEC an exemptive order permitting such grants. We have applied for an exemptive order from the SEC to permit us to issue shares of restricted stock, but not restricted stock units, as part of the compensation packages for certain of our executive officers and key employees. If exemptive relief is obtained and such plan is approved by our stockholders, the Compensation Committee may award shares of restricted stock, but not restricted stock units, to plan participants in such amounts and on such terms as the Compensation Committee determines and consistent with any exemptive order the SEC may issue and the terms of the 2019 Long-Term Incentive Plan. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by management or the Board. We cannot provide any assurance that we will receive such exemptive relief from the SEC. Each grant of restricted stock will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to distributions and voting rights. See “Proposal 4: Approval of the 2019 Trinity Capital Inc. Long-Term Incentive Plan.”

Competitive Market Review
We consider competitive market practices with respect to the salaries and total compensation of our NEOs. We review the market practices of similar companies by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed BDCs. We also expect to engage an independent compensation consultant to review our NEO compensation.
Severance
Upon certain terminations of employment, the NEO Agreements provide that the certain NEOs may receive severance payments and equity and equity-based awards under our 2019 Long-Term Incentive Plan may vest and/or become immediately exercisable or salable as described herein.
2019 Long-Term Incentive Plan.   As discussed in more detail in the section below entitled “Compensation Plans,” our 2019 Long-Term Incentive Plan will be effective upon receipt of the exemptive relief from the SEC discussed herein and stockholder approval. Upon specified covered transactions involving a change in control (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.
Severance.   The following discussion regarding severance payments applies only to certain NEOs with whom we have entered into NEO Agreements. See the section below entitled “NEO Agreements” for more information regarding severance payments.
The rationale behind providing severance packages under certain circumstances described below is to attract and retain talented executives and assure them that they will not be financially disadvantaged if they relocate and/or leave another job to join us, but are not retained following a transaction and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the consummation of such a transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2020 Potential Payments Upon Termination of Employment Table.”
Conclusion
Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance which grows the value of the Company. We believe the retention and motivation of our NEOs will enable us to grow strategically and position ourselves competitively in our market.
NEO Summary Compensation Table
The following table shows the compensation paid or accrued to our NEOs during the fiscal year ended December 31, 2020. We did not issue any equity based compensation, including stock options or restricted stock, to our NEOs during the fiscal year ended December 31, 2020, and none are outstanding. During the fiscal year ended December 31, 2019, we did not pay any salaries or other compensation to our NEOs as we commenced operations as a BDC on January 16, 2020.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)(3)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Steven L. Brown Chairman and Chief Executive Officer	2020	622,917	—	—	—	911,250	—	—	1,534,167
Kyle Brown Director, President and Chief Investment Officer	2020	527,083	—	—	—	718,750	—	—	1,245,833
Gerald Harder Senior Vice President – Chief Credit Officer	2020	431,250	—	—	—	377,500	—	—	808,750

(1)
Reflects prorated amounts for the fiscal year ended December 31, 2020, as the Company commenced operations on January 16, 2020.

(2)
Includes discretionary annual cash bonuses received by the NEOs in 2020, which were declared by the Compensation Committee and were based on Company performance, individualized performance and other metrics in accordance with the NEO Agreements. See “— NEO Agreements.”

(3)
In addition to their discretionary annual cash bonuses, Messrs. S. Brown, K. Brown and Harder received cash bonuses of $180,000, $100,000 and $40,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the registration rights agreement, dated January 16, 2020, related to our common stock (the “Common Stock Registration Rights Agreement”). See “— NEO Agreements.”

NEO Agreements
As described above, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide for employment “at will” and specify an initial base salary equal to the “2020 Annual Base Salary.”
In addition to their annual base salaries, the NEOs will be eligible to receive discretionary annual cash bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on individualized performance and other metrics. The Compensation Committee will establish such performance objectives, as well as determine the actual bonus awarded to each NEO, annually.
Certain NEO Agreements also provide for certain severance and other benefits upon certain terminations of employment for a period of five years following the commencement of the NEO’s employment. The severance and other benefits in these circumstances are reflected in the discussion above and the table below entitled “2020 Potential Payments upon Termination of Employment Table.”
The NEO Agreements provide for, to the extent permitted by applicable law, a non-competition period and other restrictive covenants after termination of employment. In addition, the NEO Agreements provide for, to the extent permitted by applicable law, a non-solicitation period after any termination of employment and for perpetual protection of confidential company information.
In addition to their discretionary annual cash bonuses, Messrs. S. Brown, K. Brown and Harder received cash bonuses of  $180,000, $100,000 and $40,000, respectively, and for 2021, additional cash bonuses of $270,000, $150,000 and $60,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the Common Stock Registration Rights Agreement.
Under the NEO Agreements, the NEOs will be entitled to certain payments upon certain terminations of employment, including if a termination occurred in connection with a change in control. The following table sets forth those potential payments with respect to each applicable NEO if their employment had terminated on December 31, 2020:
2020 Potential Payments upon Termination of Employment Table
	Benefit	Death(3)	Disability(3)	Termination Without Cause or Good Reason(3)	Within One Year After Change in Control; Termination Without Cause or Good Reason(3)
Steven L. Brown	Severance(1)	$1,300,000	$1,300,000	$1,300,000	$1,300,000
	Bonus(2)	1,462,500	1,462,500	1,462,500	1,462,500
Kyle Brown	Severance(1)	1,100,000	1,100,000	1,100,000	1,100,000
	Bonus(2)	1,237,500	1,237,500	1,237,500	1,237,500
Gerald Harder	Severance(1)	450,000	450,000	450,000	450,000
	Bonus(2)	337,500	337,500	337,500	337,500

(1)
Severance pay includes an employee’s annual base salary (as averaged over three years or employee’s most recent annual base salary if less than three years) and applicable multiple thereof paid in lump sum.

(2)
Bonus compensation includes an employee’s annual bonus (as averaged over last three years or employee’s most recent annual bonus if less than three years) and applicable multiple thereof plus an employee’s pro rata annual bonus for the year of termination paid lump sum.

(3)
Upon these termination events, the employee will also become fully vested in any previously unvested equity or equity-based compensation and receive company paid employer contributions towards COBRA continuation coverage for a period of time, paid in lump sum.

Compensation Plans
2019 Long-Term Incentive Plan
The Board has approved our 2019 Long-Term Incentive Plan, to be effective upon receipt of the exemptive relief from the SEC discussed below and stockholder approval, for the purpose of attracting and retaining the services of executive officers and other key employees. While the 2019 Long-Term Incentive Plan, contemplates awards of restricted stock, restricted stock units, incentive stock options, non-statutory stock options, performance awards, dividend equivalent rights and other stock based awards to our executive officers and other key employees, we are only seeking exemptive relief from the SEC and stockholder approval at the Annual Meeting with respect to awards of restricted stock, incentive stock options and non-statutory stock options, and will only award such securities under the 2019 Long-Term Incentive Plan if the SEC Order and stockholder approval are received.
The Compensation Committee will administer the 2019 Long-Term Incentive Plan and has the authority, subject to the provisions of the 2019 Long-Term Incentive Plan, to determine who will receive awards under the 2019 Long-Term Incentive Plan and the terms of such awards. Our Compensation Committee will be required to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of certain specified events such as stock splits, distributions and recapitalizations.
Upon specified covered transactions (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised prior to the covered transaction.
Awards under the 2019 Long-Term Incentive Plan will be granted to our executive officers and other key employees as determined by the Compensation Committee at the time of each issuance.
Under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. As a result, we have applied for exemptive relief from the SEC to permit us to grant restricted stock in exchange for or in recognition of services by our executive officers and other key employees. We cannot provide any assurance that we will receive the exemptive relief from the SEC in either case.
401(k) Plan
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to the IRS limits annually for the 2020 plan year, and to direct the investment of these contributions. Plan participants who are age of 50 or older during the 2020 plan year are eligible to defer additional “catch up contributions” in amounts up to IRS limits during 2020. The Board may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have established procedures to govern the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.
In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.
We will not enter into any agreements unless and until the Board is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek the review and obtain the approval of the Board and, if required, exemptive relief from the SEC for such transactions.
Pursuant to the Company’s formation transactions (the “Formation Transactions”), the Company acquired Trinity Capital Investment, LLC, Trinity Capital Fund II, L.P. (“Fund II”), Trinity Capital Fund III, L.P. (“Fund III”), Trinity Capital Fund IV, L.P. (“Fund IV”), and Trinity Sidecar Income Fund, L.P. (collectively the “Legacy Funds”) through mergers of the Legacy Funds with and into the Company, and we issued 9,183,185 shares of our common stock at $15.00 per share for an aggregate amount of approximately $137.7 million and paid approximately $108.7 million in cash to the legacy investors of such funds (the “Legacy Investors”), which include the general partners/managers of the Legacy Funds. In addition, as part of the Formation Transactions, we acquired 100% of the equity interests of Trinity Capital Holdings, LLC (“Trinity Capital Holdings”) for an aggregate purchase price of $10.0 million, which was comprised of 533,332 shares of our common stock at $15.00 per share for an aggregate amount of approximately $8.0 million and approximately $2.0 million in cash. The valuation of Trinity Capital Holdings as of September 30, 2019 was based upon a valuation of Trinity Capital Holdings prepared by an independent third-party valuation expert. Members of our management, including Messrs. S. Brown, K. Brown, Harder and Kundich, owned 100% of the equity interests in Trinity Capital Holdings and controlling interests in the general partners/managers of the Legacy Funds.
Because certain members of our management controlled the general partners/managers of the Legacy Funds through their ownership interests in the general partners/managers of the Legacy Funds, including Trinity Capital Holdings, the amount of consideration received by the Legacy Investors, including the owners of the general partners/managers of the Legacy Funds, was not determined through arms-length negotiations. In addition, certain members of our management and their affiliates invested approximately $2.0 million, in the aggregate, through limited partnership interests and promissory notes of the Legacy Funds.
As a result of the Formation Transactions, Messrs. S. Brown, K. Brown, Harder and Kundich collectively received (i) 533,332 shares of the Company’s common stock valued at approximately $8.0 million and approximately $2.0 million in cash in exchange for their equity interests in Trinity Capital Holdings, and (ii) 377,441 shares of the Company’s common stock valued at approximately $5.7 million for their limited partner and general partner interests in the Legacy Funds.
We have entered into agreements with certain of our executive officers and certain of our other employees regarding their compensation, benefits and severance. See “Executive Compensation.”
In connection with the Formation Transactions, Trinity Capital Holdings became a wholly-owned subsidiary of the Company. Trinity Capital Holdings entered into a settlement agreement with a former member of the general partner to Fund II, Fund III, and Fund IV that provided for severance and employment related payments by Trinity Capital Holdings immediately following the consummation of the Formation Transactions. Such severance and employment related payments equaled approximately $3.5 million in the aggregate, of which $2.1 million was paid immediately after the consummation of the Company’s private offering of shares of its common stock on January 16, 2020 and the remainder of which was paid within the twelve month period following the consummation of the Formation Transactions.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

PROPOSAL 2: AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN OFFERING PRICE PER SHARE THAT IS BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE
Background
The Company is an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current NAV per share of such stock, with certain exceptions. One such exception would permit the Company to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current NAV per share if its stockholders approve such a sale and the Company’s directors make certain determinations. A majority of our Independent Directors and a majority of our directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its stockholders prior to selling shares of our common stock at a price below NAV per share if our stockholders were to approve such a proposal. A majority of our Independent Directors and a majority of our directors who have no financial interest in the sale, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, would also be required to determine in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase our common stock or immediately prior to the issuance of such common stock, that the price at which the common stock is to be sold is not less than a price which closely approximates its market value, less any distributing commission or discount.
Pursuant to this provision, the Company is seeking the approval of its stockholders so that it may, in one or more public or private offerings of its common stock, sell or issue shares of its common stock in an amount up to 25% of the outstanding common stock as of the date when this proposal is approved by the stockholders at an offering price per share that is below its then current NAV per share, subject to certain conditions discussed below, so as to permit management the flexibility in pricing new share issuances it may require from time to time during the authorized period as a result of market conditions. There will be no limit on the percentage below NAV per share at which shares may be sold by the Company under this proposal. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of the Company’s 2021 Annual Meeting of Stockholders and the date of the Company’s 2022 Annual Meeting of Stockholders, which is expected to be held in May or June 2022. The latest date at which such authorization would expire is June 17, 2022.
Generally, equity securities sold in public securities offerings are priced based on market prices, quoted on exchanges such as Nasdaq, rather than NAV per share. The Company’s common stock began trading on the Nasdaq Global Select Market on January 29, 2021 under the symbol “TRIN” in connection with its IPO. Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that the Company’s NAV per share will decrease. The Company’s shares of common stock have a limited trading history and the Company cannot predict whether such shares will trade at, above, or below NAV per share.
Reasons for Approval
The Board, including a majority of the directors who have no financial interest in this proposal and a majority of the Independent Directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company’s common stock. The Board believes that having the flexibility for the Company to issue or sell its common stock, in one or more public or private offerings, in an amount up to 25% of the outstanding common stock as of the date when this proposal is approved by the stockholders at an offering price per share that is below its then current NAV per share in certain instances is in the Company’s best interests and the best interests of its stockholders. If the Company were unable to access the capital markets when attractive investment opportunities arise, the Company’s ability to grow over time and to pay dividends to stockholders could be adversely affected. Possible benefits to the Company and its stockholders including the following:

Status as a BDC and RIC and Maintaining a Favorable Asset-to-Debt Ratio
As a BDC intending to qualify as a RIC for federal income tax purposes beginning with the fiscal year ended December 31, 2020, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, as a BDC that has received stockholder approval to be subject to the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act, the Company must comply with an assets to debt ratio requirement that prohibits the Company from incurring debt or issuing senior securities if the ratio is greater than 1.5:1. This requires the Company to finance its investments with at least $1 of equity for every $2 of debt. Although the Company has greater flexibility to finance investments with borrowed funds, the Company may not be able to borrow money at favorable interest rates or terms. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company strives to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.
Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and result in unrealized depreciation of those investments. Such unrealized depreciation, as well as unrealized depreciation based on the underlying performance of the Company’s portfolio companies, if any, negatively impact stockholders’ equity and the resulting asset to debt ratio. As of December 31, 2020, the Company recognized net unrealized depreciation on its debt, warrant and equity investments of approximately $5.0 million, or approximately 1.0% of its total investments at cost.
Exceeding the statutory asset to debt ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify or maintain its qualification for federal tax treatment as a RIC. Although the Company does not currently expect that it will exceed this ratio, the markets it operates in and the general economy may be volatile and uncertain, including as a result of the COVID-19 pandemic. Volatility in the capital markets could result in negative pressure on investment valuations, potentially negatively impacting the Company’s stockholders’ equity and the Company’s asset to debt ratio. As of December 31, 2020, the Company’s asset coverage ratio was approximately 177.0% and its asset coverage ratio per unit was approximately $1,770. The Company targets a leverage range of between 1.15x to 1.35x.
Capitalize on Attractive Investment Opportunities
Dislocations and volatility in the credit markets recently and in the past have created, and may in the future create, favorable opportunities to invest at attractive risk-adjusted returns. If any of these adverse market conditions occur, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. In addition, the debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future.
Without the approval of a majority of its common stockholders to sell stock at prices below its current NAV per share, the Company would be precluded from selling shares of its common stock to raise capital during periods where the market price for its common stock is below its current NAV per share and may be precluded from selling shares when the market price for its common stock is not sufficiently above its current NAV per share so that the price at which shares would be sold, net of underwriting discounts or commissions, would not be less than its current NAV per share.
The Company believes that having the flexibility to issue its common stock below NAV per share in certain instances will benefit all of its stockholders. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. As discussed above, the Company may not have sufficient access to capital to take advantage of investment opportunities presented to it unless it is able to quickly raise additional capital. In the future, the market value of the Company’s common stock may trade below NAV per share resulting in a net price per share below

NAV per share, which has not been uncommon for BDCs like the Company. Alternatively, the Company’s NAV per share could increase without a commensurate increase in the Company’s stock price.
The ability to issue shares below NAV per share also minimizes the likelihood that the Company would consider selling assets it would not otherwise sell at times that may be disadvantageous to the Company.
Further, to the extent the Company issues shares of its common stock below NAV per share in a publicly registered transaction, the Company’s market capitalization and the number of its publicly tradable common stock will increase, thus potentially affording all common stockholders greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of its common stock.
The Company is seeking stockholder approval now in order to provide flexibility for future sales of common stock, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any transaction where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal.
Conditions to Sales Below NAV Per Share
If this proposal is approved, the Company will only sell shares of its common stock at a net price below NAV per share during the specified one year period if the following conditions are met:
•
a majority of the Company’s Independent Directors who have no financial interest (other than ownership of shares of the Company’s common stock) in the sale have determined that such sale would be in the best interests of the Company and its stockholders;

•
a majority of the Company’s Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•
following such issuance, not more than 25% of the Company’s then outstanding shares as of the date of stockholder approval will have been issued at a price less than the Company’s then current NAV per share.

Key Stockholder Considerations and Risk Factors
Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the following factors:
Dilutive Effect
Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. There will be no limit on the percentage below NAV per share at which shares may be sold by the Company under this proposal. The Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV per share will dilute a stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the stockholder does not purchase sufficient shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase any shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV per share, the stockholder’s voting power, as well as other interests, will be diluted.
Per Share Amount Available for Distributions Upon Our Liquidation, Winding-up or Dissolution Will Decrease
When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Thus, the per share amount available for distributions upon our liquidation, winding-up or dissolution will decrease following the increase in the number of outstanding shares.
Potential Effects on Market Price
Before voting on this proposal or giving a proxy with regard to this matter, stockholders should also consider that the Company is not limited to a certain number of offerings and that the Company will not solicit for other stockholder approval even if the dilution resulting from any such offering or offerings is significant or substantial. Any sale of substantial amounts of the Company’s common stock or other securities in the open market may adversely affect the market price of the Company’s common stock and may adversely affect the Company’s ability to obtain future financing in the capital markets. In addition, future sales of the Company’s common stock to the public or in a private offering may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event the Company were to continue to sell its common stock at prices below net value for sustained periods of time, such offerings may result in sustained discounts in the marketplace. In addition, the expenses of any offering by the Company will be borne by the Company’s stockholders regardless of whether a stockholder purchased shares in such offering.
Expiration of Approval to Sell Shares Below NAV Per Share
If this proposal is approved by the stockholders, the Company will be permitted, but not required or otherwise obligated, to sell shares of its common stock at a price below the then current NAV per share of such common stock until the earlier of the one year anniversary of the date of the stockholder approval or the date of the Company’s 2021 Annual Meeting of Stockholders. If this proposal is not approved, the Company may be unable to raise capital when it would be beneficial and desirable, or may be limited in the manner in which it raises capital (for example, by being required to utilize a rights offering).
Examples of Dilutive Effect
The following table illustrates the reduction to NAV and dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Sales prices and discounts are hypothetical in the presentation below.
The examples assume that Company XYZ has 25,000,000 common shares outstanding, $600,000,000 in total assets and $300,000,000 in total liabilities. The current net asset value and net asset value per share are thus $300,000,000 and $12.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 2,500,000 shares (10% of the outstanding shares) at $10.80 per share after offering expenses and commissions (a 10% discount from net asset value), (2) an offering of 6,250,000 shares (25% of the outstanding shares) at $10.20 per share after offering expenses and commissions (a 15% discount from net asset value) and (3) an offering of 6,250,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV Per Share	Example 1 – 10% Offering at 10% Discount(1)		Example 2 – 25% Offering at 15% Discount(1)		Example 3 – 25% Offering at 100% Discount(1)
		Following Sale	Percent Change	Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$11.37	—	$10.74	—	$—	—
Net Proceeds per Share to Issuer	—	$10.80	—	$10.20	—	$—	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	25,000,000	27,500,000	10.00%	31,250,000	25.00%	31,250,000	25.00%
NAV per Share	$12.00	$11.89	-0.92%	$11.64	-3.00%	$9.60	-20.00%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	250,000	250,000	—	250,000	—	250,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	-9.09%	0.80%	-20.00%	0.80%	-20.00%
NAV Dilution
Total NAV Held by Stockholder A	$3,000,000	$2,972,500	-0.92%	$2,910,000	-3.00%	$2,400,000	-20.00%
Total Investment by Stockholder A (Assumed to be $12.00 per Share)	$3,000,000	$3,000,000	—	$3,000,000	—	$3,000,000	—
Total Dilution to Stockholder A (Change in Total NAV Held by Stockholder)	—	$-27,500	—	$-90,000	—	$-600,000	—
NAV Dilution Per Share
NAV per Share Held by Stockholder A	—	$11.89	—	$11.64	—	$9.60	—
Investment per Share Held by Stockholder A	$12.00	$12.00	—	$12.00	—	$12.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$-0.11	—	$-0.36	—	$-2.40	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—	—	-0.92%	—	-3.00%	—	-20.00%

(1)
Assumes a 5% selling compensation and expenses paid by us.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 15% discount from the prior chart (Example 2) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 31,250 shares, which is 0.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 93,750 shares, which is 1.5% of an offering of 6,250,000 shares rather than its 1.0% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV Per Share	50% Participation		150% Participation
		Following Sale	Percent Change	Following Sale	Percent Change
Offering Price
Price per Share to Public	—	$10.74	—	$10.74	—
Net Proceeds per Share to Issuer	—	$10.20	—	$10.20	—
Increase in Shares and Decrease to NAV Per Share
Total Shares Outstanding	25,000,000	31,250,000	25.00%	31,250,000	25.00%
NAV per Share	$12.00	$11.64	-3.00%	$11.64	-3.00%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	250,000	281,250	—	343,750	—
Percentage of Shares Held by Stockholder A	1.00%	0.90%	—	1.10%	—
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$3,000,000	$3,273,750	9.13%	$4,001,250	33.38%
Total Investment by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$3,000,000	$3,335,526	—	$4,006,579	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$-61,776	—	$-5,329	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$11.64	—	$11.64	—
Investment per Share Held by Stockholder A (Assumed to be $12.00 per Share on Shares Held Prior to Sale)	$12.00	$11.86	-1.17%	$11.66	-2.83%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$-0.22	—	$-0.02	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	-1.83%	—	-0.17%
Required Vote
Approval of this proposal requires the affirmative vote of  (i) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.
For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; or (ii) more than 50% of our outstanding voting securities. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal. An abstention represents the action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as stockholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN OFFERING PRICE PER SHARE THAT IS BELOW THE COMPANY’S THEN CURRENT NAV PER SHARE.

PROPOSAL 3: APPROVAL TO AUTHORIZE THE COMPANY TO ISSUE OPTIONS, WARRANTS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS
The Board believes it would be in the best interests of the Company and its stockholders to have the ability to issue options, warrants or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with the capital raising and financing activities of the Company. Sections 18(d) and 61(a) of the 1940 Act place restrictions on the ability of a BDC such as the Company to issue options, warrants or rights to subscribe or to convert to voting securities of the Company. If options, warrants or rights are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, the Board has approved and recommends to the stockholders for their approval a proposal to issue options, warrants or rights to subscribe to, convert to or purchase shares of the Company’s common stock, which options, warrants or rights may or may not be accompanied by other securities of the Company.
If this proposal is approved, any issuances of options, warrants or rights to subscribe to, convert to or purchase shares of the Company’s common stock would be made in accordance with Section 61(a)(4) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.
Background and Reasons
In order to provide the Company with maximum flexibility to raise capital, the Company is asking you to approve the issuance of options, warrants or securities to subscribe for or convertible into shares of its common stock to the extent required by Section 61(a) on such terms and conditions as the Board determines to be in the best interests of the Company and its stockholders.
On March 23, 2021, the Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board, unanimously approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See “Key Stockholder Considerations” below for a discussion of the risks of dilution.
Management and the Board have determined that it would be advantageous to the Company to have the ability to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of its common stock in connection with its financing and capital raising activities. The issuance of such securities may give the Company a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such securities typically allow the purchasers thereof to participate in any increase in value of the issuer’s common stock. In particular, the Company believes that having the ability to issue options, warrants, and rights will enable it to more effectively structure potential private placements, block trades, and other direct equity issuances or commitments with institutional investors interested in making large investments or equity commitments to the Company and for the Company to optimize the timing and selling shares for when the capital is needed in order to minimize inefficiency, drag and dilution to stockholders.
The Company believes that changes in the U.S. capital markets have created a unique opportunity to invest at attractive risk-adjusted returns. For example, the U.S. capital markets have experienced volatility and disruption following the global outbreak of COVID-19 pandemic that began in December 2019. The persistence of these conditions is uncertain and they could continue for a prolonged period of time or worsen in the future. As a result, the Company is seeking flexibility to raise additional capital by selling options, warrants or securities to subscribe for or convertible into shares of its common stock so that it may take advantage of this opportunity.
While the Company has no immediate plans to issue any options, warrants or securities to subscribe for or convertible into shares of its common stock, it is seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of such securities, including price, dividend or interest rates, exercise or conversion prices, voting rights, anti-dilution protections, redemption prices, maturity dates and similar matters will be determined by the Board at the time of issuance. Also, because the Company has no immediate plans to issue any such securities, it is impracticable to describe the transaction or transactions in which the securities would be issued. Instead, any transaction where the Company issues such securities, including the nature and amount of consideration that would be received by it at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. The authority sought under this proposal has no expiration.
Conditions to Issuance
If the Company’s stockholders approve this proposal, the Company will only be able to issue options, warrants or securities to subscribe for or convertible into shares of its common stock pursuant to such stockholder approval so long as the issuance of such securities meets the following conditions:
(i)
the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance;

(ii)
the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; and

(iii)
a majority of the Company’s directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and its stockholders.

In addition, if such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.
Prior to the time of issuance, the Board may determine to issue options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of the Company’s common stock. However, Section 61(a) of the 1940 Act limits the number of options, warrants or rights to subscribe to, convert to, or purchase the Company’s common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of the Company’s options, warrants or rights to subscribe to, convert to, or purchase the Company’s common stock, together with any restricted stock issued pursuant to the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, at the time of issuance shall not exceed 25% of the Company’s outstanding voting securities. Under the 1940 Act, this 25% limit applies equally and not separately to issuances of the Company’s securities pursuant to this proposal and Proposals 4 and 5, and is the same 25% limit set forth in Proposals 4 and 5, except for the qualification discussed therein. The Company intends to track compliance with this and other conditions pursuant to its compliance policies and procedures. See “Proposal 4: Approval of the 2019 Trinity Capital Inc. Long-Term Incentive Plan” and “Proposal 5: Approval of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.”
In addition, it is possible that the Board will authorize the issuance of options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock that, to the extent permissible under the 1940 Act, may be exercisable or convertible into shares of the Company’s common stock at a price less than the current market value per share of the Company’s common stock or the net asset value per share of the Company’s common stock at the time of such adjustment or at the time of their issuance.

Key Stockholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of options, warrants or rights to subscribe to, convert to, or purchase shares of the Company’s common stock and the expenses associated with such issuances on the net asset value per outstanding share of the Company’s common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of options, warrants or convertible debt, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. Any exercise of options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.
The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than net asset value at the time of exercise or conversion (including through the operation of anti-dilution protections) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of net asset value at the time of exercise or conversion. The amount of any decrease in net asset value is not predictable because it is not known at this time what the exercise or conversion price and net asset value will be at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution, however, could be substantial.
Required Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO ISSUE OPTIONS, WARRANTS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS.

PROPOSAL 4: APPROVAL OF THE 2019 TRINITY CAPITAL INC. LONG-TERM INCENTIVE PLAN
Background and Purpose
The Board and our executive management believe that our successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other investment management businesses. The specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make retention critical. The ability to offer equity-based compensation to our professionals, which helps to align employee behavior with stockholder interests and provides a retention tool, is important to our future growth and success.
On October 17, 2019, the Board approved the 2019 Long-Term Incentive Plan and has recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The 2019 Long-Term Incentive Plan provides for grants of restricted stock, restricted stock units, incentive stock options, non-statutory stock options (together with incentive stock options, “Options”), dividend equivalent rights, performance awards and other stock-based awards (collectively, “Employee Awards”) to certain of our employees, officers and employee directors (collectively, “Employee Participants”). The purpose of the 2019 Long-Term Incentive Plan is to provide a means through which the Company may attract and retain key employees. The Board believes retention and recruitment of qualified key employees is important to the future success and growth of our business and is in the best interests of our stockholders. The 2019 Long-Term Incentive Plan would enable us to offer our executive officers, employees and employee directors with equity-based awards that are competitive with those offered by our competitors and other investment management businesses, which would enhance our ability to hire and retain key senior management and other key employees. The effective date of the 2019 Long-Term Equity Incentive Plan is the date on which it is approved by our stockholders at the Annual Meeting. As of the date of this Proxy Statement, no Employee Awards have been made pursuant to the 2019 Long-Term Incentive Plan.
Further, while the 2019 Long-Term Incentive Plan contemplates the grant of Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Stock-Based Awards (as such terms are defined in the 2019 Long-Term Incentive Plan), the Company is not seeking exemptive relief from the SEC to grant such units or awards. The Company will not grant any such units or awards unless and until its seeks and receives the necessary exemptive relief from the SEC for such units or awards and stockholder approval of the same. As such, the Company will only grant Restricted Stock (as such term is defined in the 2019 Long-Term Incentive Plan) and Options if the SEC Order and stockholder approval are received.
On March 19, 2020, the Company submitted an exemptive application to the SEC, as amended on July 29, 2020 and January 6, 2021, to permit the Company to, among other things, (i) issue restricted stock through the 2019 Long-Term Incentive Plan as part of the compensation packages for certain Employee Participants, (ii) withhold shares of common stock or purchase shares of common stock from the Employee Participants to satisfy tax withholding obligations relating to the vesting of restricted stock or the exercise of Options that may be granted pursuant to the 2019 Long-Term Incentive Plan, and (iii) permit Employee Participants to pay the exercise price of Options that may be granted to them pursuant to the 2019 Long-Term Incentive Plan with shares of common stock. As of the date of this Proxy Statement, the Company has not yet received the necessary SEC Order providing exemptive relief with respect to the 2019 Long-Term Incentive Plan.
Pursuant to the 1940 Act, the Company cannot effectuate the 2019 Long-Term Incentive Plan or seek the approval of the same from stockholders unless and until it receives the SEC Order. Although there can be no assurances, our expectation is that we will receive the SEC Order before the Annual Meeting, which will allow us to hold a vote on this proposal. If, however, we do not receive the SEC Order, we will not hold a vote on this proposal. The Company will continue to keep stockholders updated with developments related to obtaining the SEC Order and holding a vote on this proposal at the Annual Meeting.
The following is a summary of certain principal features of the 2019 Long-Term Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2019 Long-Term Incentive Plan. You are urged to read the actual text of the 2019 Long-Term Incentive Plan in its entirety, which is set forth in Appendix A.

Shares Available for Employee Awards
Subject to certain adjustments under the 2019 Long-Term Incentive Plan, the maximum aggregate number of shares of common stock that may be authorized for issuance under the 2019 Long-Term Incentive Plan is 3,600,000 shares. The maximum number of shares of common stock for which any Employee Participant may be granted in a calendar year is 300,000 shares. In addition, under the 2019 Long-Term Incentive Plan, no one person can be granted restricted stock relating to more than 25% of the shares of common stock available for issuance under the 2019 Long-Term Incentive Plan. If any Employee Award for any reason expires or otherwise terminates, in whole or in part, the shares of common stock not acquired under the Employee Award shall revert back to and again become available for issuance under the 2019 Long-Term Incentive Plan. Any shares used for tax withholding shall not again be available for issuance under the 2019 Long-Term Incentive Plan.
The shares of our common stock subject to the 2019 Long-Term Incentive Plan may be unissued shares or reacquired shares bought in the market or otherwise. The Board is authorized to adjust the limitation on shares available for Employee Awards and outstanding Employee Awards in the event of a dividend or other distribution payable in shares of our common stock or any division, combination or reclassification of shares of our common stock.
Use of Restricted Stock
The 2019 Long-Term Incentive Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2019 Long-Term Incentive Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a “cliff” basis, i.e., at the end of a stated period of time) or other restrictions deemed by our Compensation Committee from time to time to be appropriate and in our and our stockholders’ best interests, including the achievement of performance goals.
We strongly believe that restricted stock offers an attractive form of equity-based compensation for Employee Participants. Relative to other forms of equity-based compensation, restricted stock will allow the Company to (1) compete more successfully with registered investment companies, other BDCs, private equity funds, commercial banks, investment banks and other publicly traded and private companies for skilled employees; (2) develop superior alignment of the Company’s business strategy, stockholder interests and employee interests; (3) manage dilution and cash expenses associated with equity-based compensation and salaries and bonuses; and (4) match the return expectations of the business more closely with the Company’s equity-based compensation. We believe awards of restricted stock will have a clear and meaningful benefit to our stockholders and our business prospects.
Eligibility
The persons eligible to receive Employee Awards under the 2019 Long-Term Incentive Plan are key employees of the Company and its affiliates, including executive officers, employee directors and other employees. Any shares of restricted stock granted under the 2019 Long-Term Incentive Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any such employees to the Company.
Administration
The 2019 Long-Term Incentive Plan is to be administered by the Board unless the Board delegates its administrative authority to the Compensation Committee in accordance with the terms of the 2019 Long-Term Incentive Plan. A majority of the directors on the Board and all of the directors on the Compensation Committee are not “interested persons” of the Company (as such defined in Section 2(a)(19) of the 1940 Act). Subject to the terms of the 2019 Long-Term Incentive Plan, the Board or the Compensation Committee, as applicable, is authorized to determine: eligible persons to receive Employee Awards; when and how each Employee Award shall be granted and documented; what type or combination of types of Employee Awards shall be granted; the provisions of each Employee Award granted, including the time or times when a person shall be permitted to exercise an Employee Award; the number of Employee Awards to be granted and the number of shares of common stock to which Employee Awards will relate. The Board or the Compensation Committee, as applicable, may make all other determinations that may be necessary or advisable for the administration of the 2019 Long-Term Incentive Plan, including establishing, amending and revoking rules and regulations for its administration, as well as taking any actions necessary to preserve the tax treatment of Employee Awards under the 2019 Long-Term Incentive Plan.
General Terms of Employee Awards
Restricted Stock.   Except to the extent restricted under the terms of the 2019 Long-Term Incentive Plan, an Employee Participant granted an Employee Award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each Employee Award of restricted stock will be evidenced by a written agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Employee Participant. Except as the Board or the Compensation Committee, as applicable, otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as the Board or the Compensation Committee, as applicable, otherwise determines, upon termination of an Employee Participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.
Options.   The Board or the Compensation Committee, as applicable, is authorized under the 2019 Long-Term Incentive Plan to grant options to acquire shares of our common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written Employee Award agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. The Board or the Compensation Committee, as applicable, may determine when an Option will vest and any conditions related thereto. The exercise price of an Option may not be less than (i) if our common stock is listed on any stock exchange or national market system, the listed price per share of common stock as of the date the Option is granted, or (ii) if our common stock is not listed on any stock exchange or national market system, the current market value of, or if no such market value exists, the current net asset value per share of, the shares of common stock subject to the Option as determined in good faith by the Board or the Compensation Committee, as applicable, on the date the Option is granted; provided, however, that in any event the current market value will be determined in a manner consistent with the provisions of the Section 409A regulations excluding certain Options from being subject to Section 409A (the “Fair Market Value”). In the case of an Option granted to a 10% Holder (as such term is defined below) and intended to qualify as an incentive stock option, the exercise price will not be less than 110% of the Fair Market Value determined as of the date of grant. A “10% Holder” is an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.
All Options granted under the 2019 Long-Term Incentive Plan must have a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Code, and other terms of a stock option grant will be fixed by the Board or the Compensation Committee, as applicable, as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Employee Participant’s lifetime only by the Employee Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board or the Compensation Committee, as applicable, by gift to a permitted transferee. Non-statutory stock options that are transferable only after death may be exercised only by the Employee Participant during the Employee Participant’s lifetime.
Each exercise price of an Option must be paid in full at the time the shares of common stock underlying the Option are delivered to the Employee Participant. The Employee Participant may satisfy the applicable exercise price requirements under an Option for the full amount of such exercise price using cash, including by tendering a check (acceptable to the Board or the Compensation Committee, as applicable), or by such means as permitted by the Board or the Compensation Committee, as applicable, which may include a broker-assisted exercise program acceptable to the Board or the Compensation Committee, as applicable. Additionally, the Company may, in its sole discretion, permit the satisfaction of the applicable exercise price requirements (or a portion thereof) under an Option award by withholding from the Option, the number of vested shares of common stock awarded under the Option with a Fair Market Value as of the date of such transaction equal to such exercise price.
Covered Transactions
Unless the terms of an Employee Award provide otherwise, in the event of a covered transaction (as described below), each Employee Award will become fully vested or exercisable prior to the covered transaction on a basis that gives the holder of the Employee Award a reasonable opportunity, as determined by the Board or the Compensation Committee, as applicable, to participate as a stockholder of the Company in the covered transaction following such vesting or exercise. The Employee Award will terminate upon consummation of the covered transaction.
Covered transactions, as defined in the 2019 Long-Term Incentive Plan, include:
•
a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•
a sale or transfer of all or substantially all of the Company’s assets;

•
the Company’s dissolution or liquidation; or

•
following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the effective date of the 2019 Long-Term Incentive Plan, constitute the Board (the “Continuing Directors”), and any new director whose election or nomination by the Board was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.

SEC Order and Limitation on Employee Awards
If the SEC grants us the Order authorizing us to issue restricted shares of our common stock to the Employee Participants, subject to stockholder approval of the 2019 Long-Term Incentive Plan at the Annual Meeting, Employee Awards under the 2019 Long-Term Incentive Plan will comply with all aspects of the Order, including the following:
1.
each issuance of restricted stock to an Employee Participant will be approved by a required majority of the Board (as defined under the 1940 Act) on the basis that such Employee Award is in the best interests of the Company and its stockholders;

2.
the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company;

3.
the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the 2019 Long-Term Incentive Plan and the 2019 Restricted

Stock Plan, shall not exceed 10% of the total number of shares outstanding on the effective date of the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to such compensation plans) during the term of the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan;
4.
no Employee Participant may be granted Employee Awards of restricted stock relating to more than 25% of the shares of common stock available under the 2019 Long-Term Incentive Plan;

5.
in any calendar year, no Employee Participant may be granted Employee Awards relating to more than 300,000 shares of common stock available under the 2019 Long-Term Incentive Plan; and

6.
the Board will review the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan at least annually. In addition, the Board will review prior to any grant of restricted stock under the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Amendment and Termination
The Board or the Compensation Committee, as applicable, may amend, suspend or terminate the 2019 Long-Term Incentive Plan at any time. The Board will seek stockholder approval of any action modifying a provision of the 2019 Long-Term Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved. The 2019 Long-Term Incentive Plan will terminate on the day prior to the tenth anniversary of the date the plan was initially adopted by the Board, unless terminated sooner by action of the Board or the Compensation Committee, as applicable.
Outstanding Employee Awards Under the 2019 Long-Term Incentive Plan
As of the date of this Proxy Statement, no Employee Awards have been made pursuant to the 2019 Long-Term Incentive Plan. Future grants of restricted stock or Options to Employee Participants under the 2019 Long-Term Incentive Plan are discretionary and therefore are not determinable at this time.
U.S. Federal Income Tax Consequences
Set forth below is a brief summary of the U.S. federal income tax consequences of Employee Awards under the 2019 Long-Term Incentive Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Employee Participant, and should not be relied upon as tax advice.
Non-Statutory Stock Options.   Non-statutory stock options may be granted under the 2019 Long-Term Incentive Plan. Non-statutory stock options granted under the 2019 Long-Term Incentive Plan will not be taxable to a recipient at the time of grant. Upon the exercise of a non-statutory stock option, the amount by which the fair market value of the shares of common stock received, determined as of the date of exercise, exceeds the exercise price will be treated as ordinary income to the recipient of the option in the year of exercise. In accordance with applicable regulations of the IRS, the Company requires the optionee to pay to it an amount sufficient to satisfy taxes required to be withheld in respect of such compensation income at the time of the exercise of the option. If the Company withholds shares to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the fair market value of the shares withheld. When the optionee sells the shares of common stock received upon exercise of the non-statutory stock-option, he or she will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).
Incentive Stock Options.   A recipient of an incentive stock option under the plan will not generally recognize any taxable income for U.S. federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If the recipient exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the recipient of the option), the recipient receives long-term capital gains treatment on the difference between the price for which the recipient of the incentive stock option sells the shares of common stock and his or her tax basis in the shares (generally, the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the fair market value of the shares of common stock received on the date of exercise and the exercise price will generally be treated as ordinary income in the year of disposition. We would not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the common stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as ordinary income to the recipient of an incentive stock option due to a disqualifying disposition, we would be entitled to a corresponding deduction in the same amount for compensation paid.
Restricted Stock Awards.   Generally, a grant under of restricted stock under the 2019 Long-Term Incentive Plan will not result in taxable income to the recipient for U.S. federal income tax purposes at the time of the grant. Instead, the value of the restricted stock will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. Generally, participants forego such elections in order to avoid the risk of being taxed on compensation they never realize, either because they forfeit the restricted stock or the value of the restricted stock drops prior to vesting.
Unrestricted Stock Awards.   A grant of shares of our common stock that is not subject to vesting restrictions will result in ordinary income for U.S. federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares. We would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.
Other Tax Consequences.   State tax consequences may in some cases differ from those described above. In addition, Employee Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
Required Vote
The 2019 Long-Term Incentive Plan will be approved by the affirmative vote of a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2019 TRINITY CAPITAL INC. LONG-TERM INCENTIVE PLAN.

PROPOSAL 5: APPROVAL OF THE TRINITY CAPITAL INC. 2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
Background and Purpose
On October 17, 2019, the Board approved the 2019 Restricted Stock Plan and has recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The 2019 Restricted Stock Plan provides for grants of restricted stock (“Non-Employee Director Awards”) to our non-employee directors, which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). The purpose of the 2019 Restricted Stock Plan is to provide a means through which we may attract and retain qualified non-employee directors on the Board. The effective date of the 2019 Restricted Stock Plan is the date on which it is approved by our stockholders at the Annual Meeting. As of the date of this Proxy Statement, no Non-Employee Director Awards have been made pursuant to the 2019 Restricted Stock Plan.
On March 19, 2020, the Company submitted an exemptive application to the SEC, as amended on July 29, 2020 and January 6, 2021, to permit the Company to, among other things, issue restricted stock to its non-employee directors (the “Non-Employee Director Participants”) as part of the compensation package for such non-employee directors. As of the date of this Proxy Statement, the Company has not yet received the necessary SEC Order providing exemptive relief with respect to the 2019 Restricted Stock Plan.
Pursuant to the 1940 Act, the Company cannot effectuate the 2019 Restricted Stock Plan or seek the approval of the same from stockholders unless and until it receives the SEC Order. Although there can be no assurances, our expectation is that we will receive the SEC Order before the Annual Meeting, which will allow us to hold a vote on this proposal. If, however, we do not receive the SEC Order, we will not hold a vote on this proposal. We will continue to keep stockholders updated with developments related to obtaining the SEC Order and holding a vote on this proposal at the Annual Meeting.
The following is a summary of certain principal features of the 2019 Restricted Stock Plan. This summary is qualified in its entirety by reference to the complete text of the 2019 Restricted Stock Plan. You are urged to read the actual text of the 2019 Restricted Stock Plan in its entirety, which is set forth in Appendix B.
Shares Available for Non-Employee Director Awards
Under the 2019 Restricted Stock Plan, the total number of shares of our common stock that may be subject to Non-Employee Director Awards is 60,000 shares. Shares underlying Non-Employee Director Awards that expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the 2019 Restricted Stock Plan. Any shares used for tax withholding shall not again be available for issuance under the 2019 Restricted Stock Plan. The Board is authorized to adjust the limitation on shares available for Non-Employee Director Awards and outstanding Non-Employee Director Awards in the event of a dividend or other distribution payable in shares of our common stock, or any division, combination or reclassification of our shares of common stock. However, the amounts proposed to be issued under the 2019 Restricted Stock Plan cannot be changed without approval from the SEC.
Eligibility
The persons eligible to receive Non-Employee Director Awards under the 2019 Restricted Stock Plan are the members of the Board who are not employees of the Company. Each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one year term of service on the Board. Any shares of restricted stock we grant under the 2019 Restricted Stock Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of our non-employee directors to us.
Administration
The 2019 Restricted Stock Plan is to be administered by our Compensation Committee, which is comprised solely of directors who are not “interested persons” of the Company (as such term is defined in

Section 2(a)(19) of the 1940 Act). Subject to the terms of the 2019 Restricted Stock Plan, our Compensation Committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2019 Restricted Stock Plan.
Annual Non-Employee Director Awards
Under the 2019 Restricted Stock Plan, each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one year term of service on the Board. The number of shares of restricted stock granted to each Non-Employee Director Participant will be determined in the discretion of the Board.
General Terms of Non-Employee Director Awards
Our Compensation Committee is authorized to grant Non-Employee Director Awards of restricted stock. All restricted stock granted under the 2019 Restricted Stock Plan will be evidenced by an agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2019 Restricted Stock Plan relate to continued service on the Board (lapsing on an annual basis).
The restricted stock will be subject to restrictions on transferability and other restrictions as required by our Compensation Committee from time to time. Except to the extent restricted under the terms of the 2019 Restricted Stock Plan, a Non-Employee Director Participant granted a Non-Employee Director Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Non-Employee Director Participant, any trust for the benefit of the spouse or lineal descendants of the Non-Employee Director Participant, or the guardian or conservator of the Non-Employee Director Participant.
Change in Control
Unless the terms of a Non-Employee Director Award provide otherwise, in the event of a specified transaction involving a “change in control” (as defined in the 2019 Restricted Stock Plan and described below) in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Non-Employee Director Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Non-Employee Director Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Non-Employee Director Award a reasonable opportunity, as determined by the Board, to participate as a stockholder of the Company in the change in control following vesting or exercise. The Non-Employee Director Award will terminate upon consummation of the change in control.
Transactions involving a “change in control” under the 2019 Restricted Stock Plan include the following, other than where our stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of our assets immediately following such transaction:
•
a single person or entity or group of persons and/or entities, other than us, any of our employee benefit plans, a company owned by our stockholders in substantially the same proportions as their ownership in us or an underwriter temporarily holding securities pursuant to an offering by us, becomes the beneficial owner of more than 30% of the combined voting power of our voting securities then outstanding;

•
a change in the membership of the Board such that the individuals who, as of the effective date of the 2019 Restricted Stock Plan, constitute the Board (the “Continuing Directors”), and any new director whose election or nomination to the Board was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

•
a merger, reorganization or business combination of us or one of our subsidiaries with or into any other entity, other than where the holders of our voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of us or the surviving entity or the parent of such surviving entity;

•
a sale or disposition of all or substantially all of our assets, other than where the holders of our voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

•
our stockholders approve a plan of complete liquidation or dissolution of us.

SEC Order and Limitations on Non-Employee Director Awards
If the SEC grants us the Order authorizing us to issue restricted shares of our common stock to Non-Employee Director Participants, subject to stockholder approval of the 2019 Restricted Stock Plan at the Annual Meeting, Non-Employee Director Awards under the 2019 Restricted Stock Plan will comply with all aspects of the Order, including the following:
1.
each issuance of restricted stock to a Non-Employee Director Participant will be approved by a required majority of the Board (as defined under the 1940 Act) on the basis that such Non-Employee Director Award is in the best interests of the Company and its stockholders;

2.
the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company;

3.
the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, shall not exceed 10% of the total number of shares outstanding on the effective date of the 2019 Restricted Stock Plan and the Company’s 2019 Long-Term Incentive Plan, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to such compensation plans) during the term of the 2019 Restricted Stock Plan and 2019 Long-Term Incentive Plan; and

4.
the Board will review the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan at least annually. In addition, the Board will review prior to any grant of restricted stock under the 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Amendment and Termination
The Board may modify, revise or terminate the 2019 Restricted Stock Plan at any time and from time to time, subject to the terms of (1) the Order, (2) our charter and bylaws and (3) applicable law. The Board will seek stockholder approval of any action modifying a provision of the 2019 Restricted Stock Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved. Further, the Board may not amend the 2019 Restricted Stock Plan to increase the amount of restricted stock issuable under the 2019 Restricted Stock Plan without approval from the SEC.

The 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date the plan is approved by our stockholders, unless terminated sooner by action of the Board. No Non-Employee Director Awards may be granted under the 2019 Restricted Stock Plan after its termination, but Non-Employee Director Awards granted prior to termination will continue to be effective and governed by the 2019 Restricted Stock Plan.
Outstanding Non-Employee Director Awards
As of the date of this Proxy Statement, no Non-Employee Director Awards of restricted have been made pursuant to the 2019 Restricted Stock Plan. Future grants of Non-Employee Director Awards under the 2019 Restricted Stock Plan are discretionary and therefore are not determinable at this time.
U.S. Federal Income Tax Consequences
Set forth below is a brief summary of the U.S. federal income tax consequences of Non-Employee Director Awards under the 2019 Restricted Stock Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Non-Employee Director Participant, and should not be relied upon as tax advice.
Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient’s income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy any withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.
Other Tax Consequences.   State tax consequences may in some cases differ from those described above. In addition, Non-Employee Director Awards made under the 2019 Restricted Stock Plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
Required Vote
The 2019 Restricted Stock Plan shall be approved by the affirmative vote of a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE TRINITY CAPITAL INC. 2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2020 and December 31, 2019. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the fiscal years ended December 31, 2020 and December 31, 2019:
	For the fiscal year ended December 31, 2020	For the fiscal year ended December 31, 2019(1)
Audit Fees(3)	$646,500	$40,000(2)
Audit-Related Fees(4)	$259,000	$35,650
Tax Fees(5)	$82,420	$29,635
All Other Fees(6)	$40,000	$—
Total Fees	$1,027,920	$105,285

(1)
Reflects the period from August 12, 2019 (inception) through December 31, 2019.

(2)
In addition to such audit fees, the Company incurred approximately $1,690,000 in fees related to the audits of the financial statements of the Legacy Funds for the fiscal years ended December 31, 2018 and 2019.

(3)
“Audit Fees” are those fees billed to the Company by Ernst & Young LLP for services that normally would be provided by the independent accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, including the audit of our annual financial statements and the review of our quarterly financial statements.

(4)
“Audit-Related Fees” are those fees billed to the Company by Ernst & Young LLP for services provided by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include, among other things, providing comfort letters, consents and review of documents filed with the SEC, as well as attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(5)
“Tax Fees” are those professional fees billed to the Company by Ernst & Young LLP for tax compliance and advice.

(6)
“All Other Fees” are those fees, if any, billed to the Company by Ernst & Young LLP for products and services other than the services reported above, including in connection with permitted non-audit services.

Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2020, as filed with the SEC as part of the Company’s annual report on Form 10-K for the year ended December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.
The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
Audit Committee Members:
Ronald E. Estes, Chairman
Edmund G. Zito
Richard Ward
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF STOCKHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2022 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 29, 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Sarah Stanton, Corporate Secretary, Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226.
Stockholder proposals or director nominations to be presented at the 2022 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 29, 2021, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 29, 2021, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
HOUSEHOLDING
Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (480) 374-5350 or by mail at Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.trincapinvestment.com) or without charge, upon request. Please contact us by telephone at (480) 374-5350 or mail your request to Trinity Capital Inc., 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, Attention: Corporate Secretary.
PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A
2019 TRINITY CAPITAL INC.
LONG TERM INCENTIVE PLAN
1.   PURPOSE.
(A)   General Purpose.   The Plan has been established to advance the interests of Trinity Capital Inc. (the “Company”) by providing for the grant of Awards to Participants. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company” under the 1940 Act, the terms of the Plan shall be construed so as to conform to the stock-based compensation requirements applicable to “business development companies” under the 1940 Act. An Award or related transaction will be deemed to be permitted under the 1940 Act if permitted by any exemptive or “no-action” relief granted by the Commission or its staff.
(B)   Available Awards.   The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Company’s Stock through the granting of Restricted Stock, Restricted Stock Unit, Incentive Stock Options, Non-statutory Stock Options, Performance Awards, Dividend Equivalent Rights and Other Stock-Based Awards.
(C)   Eligible Participants.   All key Employees and all Employee Directors are eligible to be granted Awards by the Board under the Plan; provided that, no person shall be granted Awards of Restricted Stock unless such person is an Employee of the Company or an Employee of a wholly-owned subsidiary of the Company.
2.   DEFINITIONS.
(A)   “1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
(B)   “Affiliate” means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code, except that in determining eligibility for the grant of an Option by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2. The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.
(C)   “Award” means an award of Restricted Stock, Restricted Stock Unit, Incentive Stock Options, Non-statutory Stock Options, Performance Awards, Dividend Equivalent Rights or Other Stock-Based Awards granted pursuant to the Plan.
(D)   “Board” means the Board of Directors of the Company.
(E)   “Code” means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect. Any reference to a provision of the Code shall be deemed to include a reference to any applicable guidance (as determined by the Board) with respect to such provision.
(F)   “Commission” means the Securities and Exchange Commission.
(G)   “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(C) of this Plan.
(H)   “Company” means Trinity Capital Inc., a Maryland corporation.
(I)   “Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate, whether as an Employee or Employee Director.

(J)   “Covered Transaction” means any of (i) a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board (a “Board Change”); provided, however, that any individual becoming a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Continuing Directors will be considered as though such individual were a Continuing Director, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.
(K)   “Dividend Equivalent Rights” has the meaning set forth in Section 13.
(L)   “Effective Date” has the meaning set forth in Section 15.
(M)   “Employee” means any person employed by the Company or an Affiliate.
(N)   “Employee Director” means a member of the Board of Directors of the Company who is also an Employee of the Company.
(O)   “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
(P)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(Q)   “Non-Employee Director Plan” means the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan, as from time to time amended and in effect.
(R)   “Non-statutory Stock Option” means an Option that is not an Incentive Stock Option.
(S)   “Option” means an Incentive Stock Option or a Non-statutory Stock Option granted pursuant to the Plan.
(T)   “Other Stock-Based Award” means an Award described in Section 10 of this Plan that is not covered by another section of this Plan.
(U)   “Participant” means a person to whom an Award is granted pursuant to the Plan.
(V)   “Performance Award” means any Award granted pursuant to Section 9 of this Plan.
(W)   “Permitted Transferee” means a Family Member of a Participant to whom an Award has been transferred by gift.
(X)   “Plan” means this 2019 Trinity Capital Inc. Long Term Incentive Plan, as from time to time amended and in effect.

(Y)   “Restricted Stock” means an Award of Stock for so long as the Stock remains subject to restrictions requiring that it be forfeited to the Company if specified conditions are not satisfied.
(Z)   “Restricted Stock Unit” means any Award granted under Section 8 of the Plan that is not an Award of Restricted Stock. A Restricted Stock Unit may be a “Performance Restricted Stock Unit,” which is a Restricted Stock Unit that vests only upon the attainment of performance conditions and/or performance objectives as specified in the applicable Award.
(AA)   “Securities Act” means the Securities Act of 1933, as amended.
(AB)   “Stock” means the common stock of the Company, par value $.01 per share.
3.   ADMINISTRATION.
(A)   Administration By Board.   The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(C).
(B)   Powers of the Board.   The Board shall have the power, subject to the express provisions of the Plan and applicable law:
(i)   To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person;
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective;
(iii)   To amend the Plan or an Award as provided in Section 14;
(iv)   To take any actions to preserve the tax treatment of Awards under the Plan;
(v)   To terminate or suspend the Plan as provided in Section 15; and
(vi)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
(C)   Delegation to Committee.   The Board may delegate the administration of the Plan to a Committee or Committees composed of not less than two members of the Board, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and each of whom shall be, subject to any applicable transitional rules for newly public issuers, “independent” within the meaning of the listing standards of any applicable stock exchange or national market system, and the term “Committee” shall apply to any persons to whom such authority has been delegated; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards and Dividend Equivalent Rights in accordance with Section 61(a)(4)(A)(iv) of the 1940 Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (C), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, unless such actions are prohibited by the condition of exemptive relief obtained from the Commission.

(D)   Effect of the Board’s Decision.   Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
4.   AWARD AGREEMENTS.
All Awards granted under the Plan will be evidenced by an agreement. The agreement documenting the Award shall contain such terms and conditions as the Board shall deem advisable. Agreements evidencing Awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any Award agreement, the Plan provisions shall control.
5.   SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.
(A)   Share Reserve.   The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to grants of Restricted Stock or Other Stock-Based Awards or the exercise of Options is three million six hundred thousand (3,600,000) shares.
(B)   Reversion of Shares to the Share Reserve.   If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.
(C)   Type of Shares.   The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise. No fractional shares of Stock will be delivered under the Plan.
(D)   Limits on Individual Grants.   The maximum number of shares of Stock for which any Employee or Employee Director may be granted Awards in any calendar year is three hundred thousand (300,000) shares.
(E)   Limits on Grants of Restricted Stock.   The combined maximum amount of Restricted Stock that may be issued under the Plan and the Non-Employee Director Plan will be 10% of the outstanding shares of Stock on the effective date of the plans plus 10% of the number of shares of Stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the plans. No one person shall be granted Awards of Restricted Stock relating to more than 25% of the shares available for issuance under this Plan.
(F)   No Grants in Contravention of 1940 Act.   At all times during such periods as the Company qualifies or is intended to qualify as a “business development company,” no Award may be granted under the Plan if the grant of such Award would cause the Company to violate the 1940 Act, including, without limitation, Section 61(a)(4), and, if otherwise approved for grant, shall be void and of no effect.
(G)   Limits on Number of Awards. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and the Non-Employee Director Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any Restricted Stock issued pursuant to this Plan and the Non-Employee Director Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and the Non-Employee Director Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.
(H)   Date of Award’s Grant:   The date on which the “required majority,” as defined in Section 57(o) of the 1940 Act, approves the issuance of an Award will be deemed the date on which such Award is granted.
6.   ELIGIBILITY.
Incentive Stock Options may be granted to Employees or Employee Directors of the Company or a “parent” or “subsidiary” corporation of the Company as those terms are used in Section 424 of the Code.

Awards other than Incentive Stock Options may be granted to both Employees and Employee Directors. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Board.
7.   OPTION PROVISIONS.
Each Option shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:
(A)   Time and Manner of Exercise.   Unless the Board expressly provides otherwise, an Option will not be deemed to have been exercised until the Board receives a notice of exercise (in a form acceptable to the Board) signed by the appropriate person and accompanied by any payment required under the Award, as further described below. If the Option is exercised by any person other than the Participant, the Board may require satisfactory evidence that the person exercising the Option has the right to do so. No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.
Each exercise of an Option hereunder shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely payment of the applicable exercise price for such Option. Without limiting the generality of the foregoing, the Participant may satisfy the applicable exercise price requirements under an Option Award by tendering a check (acceptable to the Board) for the full amount of such exercise price. Additionally, the Company may, in its sole discretion, permit the satisfaction of the applicable exercise price requirements (or a portion thereof) under an Option Award by withholding from the Option, the number of vested shares of Stock awarded under the Option with a Fair Market Value (as defined below) as of the date of such transaction equal to such exercise price (“cashless exercise”). Shares that are used to settle exercise price obligations pursuant to this Section 7(A) shall be included as “shares of Stock” for purposes of the calculations set forth in Section 5.
(B)   Exercise Price of an Option.   The exercise price of each Option shall be not less than (i) if Shares are listed on any stock exchange or national market system, the listed price per Share as of such date, and (ii) if Shares are not listed on any stock exchange or national market system, the current market value of, or if no such market value exists, the current net asset value of, the stock subject to the Option as determined in good faith by the Board on the date the Option is granted provided, however, that in any event the current market value will be determined in a manner consistent with the provisions of the Section 409A regulations excluding certain options from being subject to Section 409A (the “Fair Market Value”). In the case of an Option granted to a 10% Holder and intended to qualify as an Incentive Stock Option, the exercise price will not be less than 110% of the Fair Market Value determined as of the date of grant. A “10% Holder” is an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations. No such Stock Option, once granted, may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of any stock exchange or national market system on which the Shares are listed, and in a manner that would continue to exclude the option from being subject to Section 409A of the Code.
(C)   Consideration.   The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) by such other means of payment as may be acceptable to the Board, or (iv) in any combination of the foregoing permitted forms of payment.
(D)   Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(E)   Transferability of a Non-statutory Stock Option.   A Non-statutory Stock Option shall be transferable by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and a Non-statutory Stock Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.
(F)   Limitation on Repurchase Rights.   If an Option gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with the 1940 Act.
(G)   Exercisability.   The Board may determine the time or times at which an Option will vest or become exercisable and the terms on which an Option requiring exercise will remain exercisable. Options may further be subject to such forfeiture conditions as the Board may choose to impose.
(H)   Termination of Continuous Service.   Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Option held by the Participant or the Participant’s Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(H), and will thereupon terminate, provided that, if the Board in its sole discretion determines that the cessation of a Participant’s Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant’s Permitted Transferee will immediately terminate.
8.   RESTRICTED STOCK AND RESTRICTED STOCK UNIT PROVISIONS.
Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. The provisions of separate grants of Restricted Stock and Restricted Stock Units need not be identical, but, to the extent relevant, each grant shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:
(A)   Consideration.   To the extent permitted by the 1940 Act, Awards of Restricted Stock and Restricted Stock Units may be made in exchange for past services or other lawful consideration.
(B)   Transferability of Restricted Stock.   Except as the Board otherwise expressly provides, Restricted Stock and Restricted Stock Unit Awards shall not be transferable other than by will or by the laws of descent and distribution.
(C)   Vesting.   The Board may determine the time or times at which shares of Restricted Stock will vest.
(D)   Termination of Continuous Service.   Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Restricted Stock held by the Participant or the Participant’s Permitted Transferee that is not then vested will thereupon terminate and the unvested shares will be returned to the Company and will be available to be issued as Awards under this Plan.
(E)   Payment of Restricted Share Units.   Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a share of Stock. Restricted Stock Units shall be paid in cash, shares of Stock, other securities or other property, as determined in the sole discretion of the Board, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award agreement. The applicable Award agreement will specify whether a Participant will be entitled to receive Dividend Rights in respect of Restricted Stock Units at the time of any payment of dividends to stockholders on shares of Stock. If the applicable Award agreement specifies that a Participant will be entitled to receive dividend rights, (i) the amount of any such dividend right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of shares of Stock equal to the number of Restricted Stock Units then credited to the Participant, (ii) any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding shares of Stock, and (iii) the applicable Award Agreement will specify whether dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.
9.   PERFORMANCE RESTRICTED STOCK UNIT AND OTHER PERFORMANCE-BASED AWARDS.
(A)   Grant.   The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or shares of Stock (including, but not limited to, Restricted Stock and Performance Restricted Stock Units), (ii) valued and/or vested, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) settled or payable at such time and in such form as the Committee shall determine.
(B)   Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals and/or objectives to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award.
(C)   Payment of Performance Awards.   Performance Awards may be paid or settled in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period will result in the forfeiture of the Performance Award unless the Award agreement provides otherwise, and no payments will be made. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.
10.   OTHER STOCK-BASED AWARDS.
The Board shall have the authority to determine the Participants who shall receive Other Stock-Based Awards, which shall consist of any right that is (i) not an Award described in above and (ii) an Award of shares of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock (including, without limitation, securities convertible into shares of Stock), as deemed by the Board to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award agreement, the Board shall determine the terms and conditions of any such Other Stock-Based Award.
11.   MISCELLANEOUS.
(A)   Acceleration.   The Board shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.
(B)   Stockholder Rights.   No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option or Restricted Stock Unit Award unless and until such Award has been delivered to the Participant or other person upon exercise of the Award. Holders of Restricted Stock shall have all the rights of a holder upon issuance of the Restricted Stock Award including, without limitation, voting rights and the right to receive dividends.
(C)   No Employment or Other Service Rights.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employment of, or to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate (i) the employment of the Participant (if the Participant is an Employee) with or without notice and with or without cause or (ii) the service of an Employee Director (if the Participant is an Employee Director) pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated. Nothing in the Plan will be construed as giving any person any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.
(D)   Legal Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to the grant or the exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
(E)   Withholding Obligations.   Each grant or exercise of an Award granted hereunder shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such grant, exercise or exchange. Without limiting the generality of the foregoing, the Participant may satisfy such withholding requirements by tendering a check (acceptable to the Board) for the full amount of such withholding. Additionally, the Company may, in its sole discretion, satisfy any withholding requirements (or a portion thereof) by withholding from an Award, vested Shares awarded under this Plan, with a Fair Market Value as of the date of such transaction equal to such required withholding amounts (“net share settlement”). Shares that are used to settle tax withholding obligations pursuant to this Section 11(E) shall be included as “shares of Stock” for purposes of the calculations set forth in Section 5.
In the event the Company or an Affiliate becomes liable for tax withholding with respect to an Option prior to the date of exercise, the Company may require the Participant to remit the required tax withholding by separate check acceptable to the Company or may make such other arrangements (including withholding from other payments to the Participant or net share settlement) for the satisfaction of such withholding as it determines.
(F)   Section 409A.   Awards under the Plan are intended either to qualify for an exemption from Section 409A or to comply with the requirements thereof, and shall be construed accordingly.
12.   ADJUSTMENTS UPON CHANGES IN STOCK.
(A)   Capitalization Adjustments.   In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of shares specified in Section 5(A) that may be delivered under the Plan, to the maximum per-participant share limit described in Section 5(D) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with qualification of Incentive Stock Options under Section 422 of the Code and continued exclusion from or compliance with Section 409A of the Code, where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Securities and Exchange Commission or written confirmation from the staff of the Securities and Exchange Commission that the Company may do so.

(B)   Covered Transaction.   Except as otherwise provided in an Award, in the event of a Covered Transaction, each Award will become fully vested or exercisable prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Covered Transaction following vesting or exercise, and the Award will terminate upon consummation of the Covered Transaction.
13.   DIVIDEND EQUIVALENT RIGHTS.
The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions (“Dividend Equivalent Rights”) with respect to Stock subject to an Award; provided, however, that grants of Dividend Equivalent Rights must be approved by order of the Securities and Exchange Commission. The Board may impose such terms, restrictions and conditions on Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend or suspend such Dividend Equivalent Rights at any time without the consent of the Participant or Participants to whom such Dividend Equivalent Rights have been granted, if any.
14.   AMENDMENT OF THE PLAN AND AWARDS.
The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect substantially and adversely the Participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Board.
Any amendment required to be approved by stockholders under the laws of Maryland, applicable securities laws or the rules of any stock exchange or national market system will not be effective until so approved. Any amendments required to be approved by the Securities and Exchange Commission will not be effective until so approved.
15.   TERMINATION OR SUSPENSION OF THE PLAN.
(A)   Plan Term.   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(B)   No Impairment of Rights.   Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.
16.   EFFECTIVE DATE OF PLAN.
The Plan shall become effective upon approval by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective with respect to an Award of Restricted Stock or the grant of Dividend Equivalent Rights unless the Company has received an order of the Commission that permits such Award or grant (the “Effective Date”).
17.   1940 ACT.
No provision of this Plan is intended to contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.

18.   INFORMATION RIGHTS OF PARTICIPANTS
The Company shall provide to each Participant who acquires Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
19.   SEVERABILITY.
If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
20.   OTHER COMPENSATION ARRANGEMENTS
The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.
21.   WAIVER OF JURY TRIAL.
By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.
22.   LIMITATION ON LIABILITY.
Notwithstanding anything to the contrary in the Plan, neither the Company nor the Board, nor any person acting on behalf of the Company or the Board, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this Section 21 shall limit the ability of the Board or the Company to provide by express agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.
23.   GOVERNING LAW.
The Plan and all Awards and actions hereunder shall be governed by the laws of the state of Maryland, with regard to the choice of law principles of any jurisdiction.

APPENDIX B
TRINITY CAPITAL INC.
2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
1.
PURPOSE OF THE PLAN

The purpose of this Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (this “Plan”) is to advance the interests of Trinity Capital Inc. (the “Company”) by providing to members of the Company’s Board of Directors who are not employees of the Company (“Non-Employee Directors”) additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company’s efforts to attract or retain these individuals will be facilitated with this additional form of compensation.
2.
ADMINISTRATION

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (“Board”), which is comprised solely of directors who are not interested persons of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and procedures relating to this Plan and make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company and the Non-Employee Directors.
3.
SHARES SUBJECT TO THE PLAN

The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.001 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of Shares that may be awarded as restricted stock under this Plan shall not exceed sixty thousand (60,000) Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares used for tax withholding shall not again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.
4.
AWARDS

(A)   Non-Employee Directors may, in the discretion of the Board, each receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that year; provided that the Board may provide in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of restricted stock. The number of shares of restricted stock granted to each Non-Employee Director each year will be determined in the discretion of the Board.
(B)   All restricted stock granted under this Plan will be evidenced by an agreement. The agreement documenting the award of any restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to the lapsing of forfeiture restrictions. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of this Plan and the terms of any award agreement, the Plan provisions shall control.
(C)   Holders of restricted stock shall have all the rights of a holder upon issuance of the restricted stock award including, without limitation, voting rights and the right to receive dividends.

5.
LIMITATIONS ON RESTRICTED STOCK AWARDS

Grants of restricted stock awards shall be subject to the following limitations:
(A)   The total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans shall not exceed ten (10) percent of the total number of shares outstanding on the effective date of the Plan and the Company’s 2019 Long Term Incentive Plan (together, the “Plans”) plus 10% of the number of shares of stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Plans.
(B)   The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed twenty-five (25) percent of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, would exceed fifteen (15) percent of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed twenty (20) percent of the outstanding voting securities of the Company.
6.
TRANSFERABILITY OF RESTRICTED STOCK

While subject to forfeiture provisions, restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant (“Permitted Transferees”).
7.
EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of shares that may be delivered under this Plan, to the maximum per-participant share limit, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted and any other provision of awards affected by such change. To the extent consistent with continued exclusion from or compliance with Section 409A of the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect, and other applicable law, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of awards granted hereunder.
Except as otherwise provided in an award, in the event of a Change in Control (as defined below) in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution therefor, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully vested or exercisable prior to the Change in Control on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Change in Control following vesting or exercise, and the award will terminate upon consummation of the Change in Control.
A “Change in Control” means an event set forth in any one of the following paragraphs:
(i)   any “person” or group (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (as amended, and including the rules and regulations promulgated thereunder, the “Exchange Act”), and as modified in Section 13(d) and 14(d) of the Exchange Act), together with their affiliates and associates (both as defined in Rule 12b-2 under the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or the trustee or other fiduciary holding securities under any such employee benefit plan, (iii) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 30% of combined voting power of the voting securities of the Company then outstanding; or
(ii)   individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition of Change in Control, any individual becoming a director subsequent to the effective date of the Plan whose appointment or nomination for election to the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board; or
(iii)   the consummation of any merger, reorganization, business combination or consolidation of the Company or one of its subsidiaries (a “Business Combination”) with or into any other entity, other than a merger, reorganization, business combination or consolidation a result of which (or immediately after which) the holders of the voting securities of the Company outstanding immediately prior thereto holding securities would represent immediately after such merger, reorganization, business combination or consolidation more than a majority of the combined voting power of the voting securities of the Company or the surviving entity or the parent of such surviving entity; or
(iv)   the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets; or
(v)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
8.
MISCELLANEOUS PROVISIONS

(A)   The Committee is authorized to take appropriate steps to ensure that neither the grant of nor the lapsing of the forfeiture restrictions on awards under this Plan would have an effect contrary to the interests of the Company’s stockholders. This authority includes the authority to prevent or limit the granting of additional awards under this Plan.
(B)   The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or employee any participant, and the right of the Company and its subsidiaries to terminate the employment of any employee, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.
(C)   The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold with respect to any award, including without limitation, in its sole discretion, by withholding the number of vested Shares awarded under this Plan as restricted stock with a Fair Market Value as of the date of such transaction equal to such required withholding amounts (“net share settlement”). For purposes of this Section 8(C), the “Fair Market Value” of a Share as of a certain date shall be (i) if Shares are listed on any stock exchange or national market system, the listed price per Share as of such date, and (ii) if Shares are not listed on any stock exchange or national market system, the current market value of, or if no such market value exists, the current net asset value of, a Share as determined in good faith by the Board. Shares that are used to settle tax withholding obligations pursuant to this Section 8(C) shall be included as “restricted stock” for purposes of the calculations set forth in Section 3.
(D)   The Plan and all awards and actions taken hereunder shall be governed by the laws of the State of Maryland, without regard to the choice of law principles of any jurisdiction.
9.
AMENDMENT AND TERMINATION

(A)   The Board may modify, revise or terminate this Plan at any time and from time to time, subject to applicable requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. The Board shall seek stockholder approval of any action modifying a provision of the Plan where it is determined that such stockholder approval is appropriate under the provisions of (a) applicable law or orders, or (b) the Company’s articles of incorporation or by-laws. Any amendment required to be approved by stockholders under the laws of Maryland, applicable securities laws or the rules of any stock exchange or national market system will not be effective until so approved. Any amendments required to be approved by the Securities and Exchange Commission will not be effective until so approved.
(B)   Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is later. Notwithstanding the termination of the Plan, awards granted prior to termination of the Plan shall continue to be effective and shall be governed by the Plan.
10.
EFFECTIVE DATE OF THE PLAN

The Plan shall become effective upon the latest to occur of (1) adoption by the Board, and (2) approval of this Plan by the shareholders of the Company; provided, however, that the Plan shall not be effective with respect to any award to a Non-Employee Director unless the Company has received an order from the Securities and Exchange Commission that permits such award.
Adopted:            , 2019; Effective:            ,2021

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TRINITY CAPITAL INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 17, 2021

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Steven L. Brown and Kyle Brown, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at https://web.lumiagm.com/214074144, on June 17, 2021 at 9:00 a.m., Mountain Standard Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals. If any other matters are presented at such annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such annual meeting.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

TRINITY CAPITAL INC.

June 17, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/214074144 (password: TCI2021) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/23279

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333000001000 9 061721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of Directors:			
NOMINEES			
Michael E. Zacharia	☐	☐	☐
Kyle Brown	☐	☐	☐
Richard R. Ward	☐	☐	☐
2. To authorize the Company to sell or otherwise issue up to 25% of then-outstanding shares at a price below then current NAV per share.	☐	☐	☐
3. To authorize the Company to issue options, warrants or other convertible securities.	☐	☐	☐
4. To approve the 2019 Trinity Capital Inc. Long-Term Incentive Plan.	☐	☐	☐
5. To approve the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.